Dreyfus
Core Bond Fund

ANNUAL REPORT October 31, 1999

(reg.tm)


The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments Year 2000 Issues (Unaudited)

and its share price.

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            14   Statement of Financial Futures

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            18   Financial Highlights

                            19   Notes to Financial Statements

                            25   Report of Independent Auditors

                            26   Important Tax Informstion

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                                 Core Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Core Bond Fund, covering the 12-month period from November 1, 1998 through October 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with Michael Hoeh, a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

The past 12 months have been highly volatile for most bonds. Although U.S. Treasury securities began the reporting period in the wake of a rally caused primarily by a "flight to quality" amid the spread of the global financial crisis in overseas markets, most higher yielding sectors of the bond market had declined sharply. The Federal Reserve Board responded to the global financial crisis last fall by reducing short-term interest rates. Its strategy apparently was effective, and the U.S. economy remained strong through the remainder of the reporting period.

Because inflation is more likely to rise in a strong economy, the overall bond market -- including U.S. Treasury securities -- declined during the first 10 months of 1999. To help forestall a rise of inflation, the Federal Reserve Board raised short-term interest rates twice during the summer of 1999, effectively reversing most of last fall's interest-rate cuts. Higher interest rates led to some erosion of bond prices, especially among the higher yielding market sectors. In this environment, however, the yields of many higher yielding bonds -- including corporate bonds and U.S. government agency securities -- have recently been quite attractive compared to the yields of U.S. Treasury securities of comparable maturity.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Core Bond Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 1999




DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Core Bond Fund perform  relative to its benchmark?

For the 12-month period ended October 31, 1999, the fund produced a 6.38% total return.(1) This performance compares very favorably with the 0.34% return provided by the fund's benchmark, the Merrill Lynch Domestic Master Index.(2)

We attribute the fund's good relative performance to our sector allocation and security selection strategies. Simply put, we owned the right securities in the right bond market sectors over the past year.

What is the fund's investment approach?

The fund seeks a high total return, which includes both capital appreciation and current income. At least 65% of the fund must be invested in investment-grade fixed-income securities, which include U.S. Treasury securities, U.S. government agency securities, corporate bonds, and mortgage- and asset-backed securities. The fund also invests in convertible securities and preferred stocks. The remaining 35% may be invested in bonds of below investment-grade credit quality, also known as "high yield" securities.

Our    investment    approach    emphasizes:

*FUNDAMENTAL ECONOMIC ANALYSIS. Our review of U.S. economic conditions helps us establish the portfolio's average duration, which is a measure of sensitivity to interest-rate changes. If interest rates appear to be rising, we will generally reduce the fund' s average duration to keep cash available for the purchase of higher yielding securities as they become available. If interest rates appear to be declining, we may increase the fund's average duration to
lock    in    prevailing    yields.

*SECTOR ALLOCATION. We allocate assets among the various sectors of the fixed-income marketplace according to their relative attractiveness under
prevailing    and    expected    economic    conditions.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

* SECURITY SELECTION. We choose individual securities according to factors that include their yields, prices, liquidity and the financial health of the issuer.

What other factors influenced the fund's performance?

When the annual reporting period began, the U.S. bond market had just completed a period of heightened turmoil. The spread of the global credit and currency crisis from Asia to Russia and the concurrent failure of a large U.S. hedge fund caused domestic and overseas investors to shift assets away from the higher yielding sectors of the bond market. Sellers of these bonds found few buyers, causing their prices to decline sharply. Credit-sensitive securities -- including corporate, mortgage-backed and asset-backed securities -- were hard hit, causing their yields to widen dramatically relative to U.S. Treasury securities. The Federal Reserve Board and many other nations' central banks responded by reducing key short-term interest rates in an effort to restore liquidity to the financial markets.

The central bankers' strategy evidently worked, because it became apparent early in 1999 that the credit and currency crisis was easing. Faced with a robust U.S. economy and the prospect of recovery overseas, investors once again became comfortable with U.S. non-government-guaranteed assets. As a result, prices of U.S. Treasury securities declined and the yield differences narrowed between Treasuries and U.S. government agency bonds. During the summer of 1999, the Federal Reserve reversed course by raising short-term interest rates twice, effectively offsetting most of last fall's rate cuts.

While these rising interest rates had an adverse effect on the prices of fixed-income markets in general, the fund prospered because it took advantage of depressed valuations of the corporate and mortgage-backed securities sectors after last year's financial crisis and held those securities while their markets recovered in 1999. Those securities that we held participated in this market environment.

What is the fund's current strategy?

Early in the reporting period, we responded to the changing economic environment by lowering the fund's average duration, effectively reduc ing the portfolio's sensitivity to rising interest rates. Our asset allocation strategy focused primarily on investment-grade corporate securities, high yield corporate bonds, mortgage-backed securities and asset-backed securities, all of which significantly outperformed U.S. Treasury securities in 1999. Among the fund' s most impressive performers were our holdings in Niagara Mohawk Power, Korea Development Bank and GNMA Adjustable Rate Mortgage securities (ARMs),
which    all    significantly   outperformed   the   U.S.   Treasury   market.

We also sought to maximize total return in the rising interest-rate environment by adding more floating-rate securities to the portfolio. Because floating-rate securities are relatively insensitive to interest-rate changes, they maintained their principal value while providing attractive levels of income.

Toward the end of the reporting period, when we determined that the bulk of interest-rate hikes were likely to be behind us, we lengthened the fund's duration to equal the duration of the Merrill Lynch Domestic Master Index to
lock   in   prevailing  yields  and  capture  potential  capital  appreciation.

As of October 31, 1999, we have maintained the fund's high credit quality, focusing mainly on investment-grade corporate bonds and GNMA securities that carry government agency guarantees. We have also emphasized triple-A rated positions in commercial mortgage-backed and asset-backed securities, which we believe are unusually attractive because of high yield spreads over U.S. Treasuries, stable commercial real estate markets, low consumer default levels, and the likely effects of pending bankruptcy reform by Congress. Of course, liquidity risk remains a primary concern for privately issued mortgage-backed securities.

November 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE U.S. GOVERNMENT GUARANTEE ON SECURITIES DOES NOT EXTEND TO THE MARKET VALUE OF THESE SECURITIES, OR TO THE FUND'S SHARES.

(2) SOURCE: BLOOMBERG L.P. -- THE MERRILL LYNCH DOMESTIC MASTER INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. TREASURY AND AGENCY, AND MORTGAGE AND INVESTMENT-GRADE CORPORATE SECURITIES WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Core Bond Fund and the Merrill Lynch Domestic Master index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 10/31/99

                                                    1 Year                          5 Years                       10 Years
-----------------------------------------------------------------------------------------------------------------------------------

FUND                                                 6.38%                           9.27%                          8.73%

((+))  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS CORE BOND FUND ON 10/31/89 TO A $10,000 INVESTMENT MADE IN THE MERRILL LYNCH DOMESTIC MASTER INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN FIXED-INCOME SECURITIES OF DOMESTIC AND FOREIGN ISSUERS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. UNLIKE THE FUND, THE INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. GOVERNMENT, MORTGAGE AND BBB OR HIGHER-RATED CORPORATE SECURITIES WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR; U.S. TREASURY SECURITIES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION AND CORPORATE AND GENERIC MORTGAGE-BACKED SECURITIES $100 MILLION PER COUPON. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT




STATEMENT OF INVESTMENTS

October 31, 1999

                                                                                              Principal
BONDS AND NOTES--101.6%                                                                       Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT & AEROSPACE--2.4%

America West Airlines Pass-Through Trust,

  Pass-Through Ctfs.,

   Ser. 1997-1, Cl. C, 7.53%, 2004                                                            6,674,410                6,660,828

ASSET-BACKED--1.7%

GE Capital Mortgage Services, Home Equity Loan,

  Asset-Backed Ctfs.,

   Ser. 1996-HE4, Cl. B3, 9.308%, 2026                                                        1,337,815  (a,b)         1,112,058

PPL Transition Bond,

  Asset-Backed Ctfs.,

   Ser. 1999-1, Cl. A6, 6.96%, 2007                                                           3,500,000                3,506,563

                                                                                                                       4,618,621

ASSET-BACKED-AUTO RECEIVABLE BACKED NOTES--3.3%

BMW Vehicle Owner Trust,

   Ser. 1999-A, Cl. A4, 6.54%, 2004                                                           2,200,000                2,199,582

MMCA Auto Owner Trust,

   Ser. 1999-2, Cl. A3, 7%, 2004                                                              6,000,000                6,026,250

WFS Financial Owner Trust,

   Ser. 1999-B, Cl. A3, 6.32%, 2003                                                             860,000                  855,992

                                                                                                                       9,081,824

BANKING--10.3%

Abbey National,

   Sub. Deb, 7.95%, 2029                                                                      5,500,000                5,633,106

Capital One Bank,

   Medium-Term Notes, 6.7%, 2008                                                              5,000,000                4,641,295

Dresdner Funding Trust I,

   Notes, 8.151%, 2031                                                                        6,000,000  (a)           5,651,292

KBC Bank Funding Trust III,

   Trust Preferred Securities, 9.86%, 2049                                                    2,300,000  (a,b)         2,335,342

National Westminster Bank,

   Notes, 7.375%, 2009                                                                        4,400,000                4,386,303

Sanwa Finance Aruba,

   Notes, 8.35%, 2009                                                                         3,000,000                3,053,160

Wachovia,

   Notes, 6.15%, 2009                                                                         2,900,000                2,707,605

                                                                                                                      28,408,103

BUILDING MATERIALS--.9%

ICF Kaiser International,

   Sr. Sub. Notes, 13%, 2003                                                                  4,750,000  (c)           2,392,812


                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                             Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

CABLE-SATELLITE--1.5%

British Sky Broadcasting Group,

   Notes, 8.2%, 2009                                                                          4,200,000  (a)           4,093,853

COMMERCIAL MORTGAGE

  PASS-THROUGH CTFS.--11.5%

Asset Securitization,

   Ser. 1997-D5, Cl. A2, 6.816%, 2041                                                         8,000,000  (b)           7,545,000

DLJ Commercial Mortgage:

   Ser. 1998-CF2, Cl. B2, 7.066%, 2031                                                        4,000,000  (b)           3,630,000

   Ser. 1999-CG2, Cl. B-2, 7.607%, 2009                                                       3,457,000  (b)           3,108,059

GS Mortgage Securities II,

   Ser. 1998-C1, Cl. D, 7.243%, 2030                                                          9,000,000  (b)           8,173,710

Structured Asset Securities, REMIC,

   Ser. 1996-CFL, Cl. H, 7.75%, 2028                                                          4,750,000  (a)           3,415,606

TrizecHahn Office Properties Trust,

   Ser. 1999-TOP, Cl. D, 6.58%, 2007                                                          6,000,000  (a,b)         5,949,375

                                                                                                                      31,821,750

COMPUTER PERIPHERALS--1.6%

Xerox,

   Conv. Notes, .57%, 2013                                                                    8,400,000  (d)           4,473,000

COMPUTERS--1.1%

IBM,

   Deb., 7.125%, 2096                                                                         3,100,000                2,931,593

ENERGY--2.1%

Dual Drilling,

   Sr. Sub. Notes, 9.875%, 2004                                                               3,000,000                3,070,119

Perez Companc,

   Notes, 9%, 2006                                                                            3,000,000  (a)           2,707,500

                                                                                                                       5,777,619

FINANCE--4.0%

DLJ,

   Medium-Term Notes, .4%, 2000                                                               7,100,000  (a)           7,096,308

Lehman Brothers Holdings,

   Notes, 7.875%, 2009                                                                        3,800,000                3,852,630

                                                                                                                      10,948,938

FOREIGN--2.1%

Korea Development Bank,

   Notes, 6.625%, 2003                                                                        6,000,000                5,734,866


                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

FOREIGN/GOVERNMENTAL--3.2%

Republic of Argentina,

   Deb., 11.25%, 2004                                                                           794,400                  770,568

Republic of Costa Rica,

   Notes, 9.335%, 2009                                                                        5,000,000  (a)           5,062,500

Province of Quebec, Ser. PD,

   Deb., 7.5%, 2029                                                                           2,900,000                2,914,442

                                                                                                                       8,747,510

INSURANCE--2.3%

Conseco,

   Notes, 9%, 2006                                                                            6,200,000                6,233,778

REAL ESTATE--5.1%

Crescent Real Estate Equities,

   Notes, 7%, 2002                                                                            8,950,000                8,426,971

Reckson Operating Partnership,

   Notes, 7.75%, 2009                                                                         6,000,000                5,665,404

                                                                                                                      14,092,375

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--8.1%

Bank of America Mortgage Securities:

   Ser. 1999-6, Cl. B4, 6.25%, 2014                                                             592,891  (a)             430,772

   Ser. 1999-6, Cl. B6, 6.25%, 2014                                                             444,650  (a)              87,818

   Ser. 1999-10, Cl. B4, 6.5%, 2014                                                             300,014  (a)             220,229

   Ser. 1999-10, Cl. B5, 6.5%, 2014                                                             150,505  (a)              94,771

Bear Stearns Mortgage Securities,

   REMIC, Ser. 1995-1, Cl. 2B4, 7.4%, 2010                                                      210,566  (a)             180,560

Chase Mortgage Finance Trust, REMIC:

   Ser. 1994-E, Cl. B5, 6.25%, 2010                                                             145,925  (a)             121,802

   Ser. 1999-S3, Cl. B4, 6.25%, 2014                                                            167,841  (a)             110,319

   Ser. 1999-S6, Cl. B3, 6.25%, 2014                                                            661,433  (a)             495,661

   Ser. 1999-S6, Cl. B4, 6.25%, 2014                                                            330,717  (a)             216,671

   Ser. 1999-S7, Cl. B3, 6.25%, 2014                                                            370,063  (a)             277,432

   Ser. 1999-S13, Cl. B2, 6.5%, 2014                                                            600,000                  518,290

GE Capital Mortgage Services, REMIC:

   Ser. 1993-11, Cl. B4, 6%, 2008                                                               126,393  (a)             112,964

   Ser. 1993-15, Cl. B3, 6%, 2008                                                               373,556  (a)             332,465

   Ser. 1994-21, Cl. B4, 6.5%, 2009                                                             242,871  (a)             205,454

   Ser. 1994-22, Cl. B2, 6%, 2009                                                               154,157                  145,004

   Ser. 1996-10, Cl. B3, 6.75%, 2011                                                            477,589  (a)             415,204

   Ser. 1996-12, Cl. B2, 7.25%, 2011                                                            746,609  (a)             721,644

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                             Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

GE Capital Mortgage Services, REMIC (continued):

   Ser. 1996-12, Cl. B3, 7.25%, 2011                                                            319,607  (a)             283,352

   Ser. 1996-14, Cl. 2B3, 7.25%, 2011                                                           239,773  (a)             212,199

   Ser. 1997-13, Cl. B2, 6.75%, 2012                                                            927,104                  870,709

   Ser. 1998-1, Cl. B2, 6.75%, 2013                                                             465,074                  438,407

   Ser. 1998-10, Cl. 2B4, 6.5%, 2013                                                            214,632  (a)             147,962

MORSERV:

   Ser. 1996-1, Cl. B2, 7%, 2011                                                                725,750                  699,215

   Ser. 1996-1, Cl. B3, 7%, 2011                                                                362,875  (a)             324,887

Norwest Asset Securities:

   Ser. 1997-11, Cl. B3, 7%, 2027                                                               736,440  (a)             579,256

   Ser. 1997-15, Cl. B3, 6.75%, 2012                                                            466,583  (a)             381,140

   Ser. 1998-2, Cl. B3, 6.5%, 2028                                                              491,888                  357,695

   Ser. 1998-9, Cl. B4, 6.5%, 2028                                                              812,283  (a)             600,911

   Ser. 1998-11. Cl. B3, 6.5%, 2013                                                             704,861                  634,262

   Ser. 1998-11, Cl. B4, 6.5%, 2013                                                             845,646  (a)             730,105

   Ser. 1998-13, Cl. B4, 6.25%, 2028                                                            739,574  (a)             520,359

   Ser. 1998-18, Cl. B4, 6.25%, 2028                                                            864,355  (a)             595,460

   Ser. 1999-19, Cl. B4, 6.25%, 2014                                                            493,268  (a)             360,086

PNC Mortgage Securities, REMIC:

   Ser. 1998-2, Cl. III-B4, 6.75%, 2013                                                         454,608  (a)             361,697

   Ser. 1998-2, Cl. III-B5, 6.75%, 2013                                                         363,686  (a)             282,846

   Ser. 1998-2, Cl. IV-B4, 6.75%, 2027                                                          261,672  (a)             229,419

   Ser. 1998-2, Cl. IV-B5, 6.75%, 2027                                                          261,672  (a)             177,084

Prudential Home Mortgage Securities, REMIC:

   Ser. 1996-7, Cl. B2, 6.75%, 2011                                                             651,961                  617,122

   Ser. 1996-7, Cl. B3, 6.75%, 2011                                                           1,695,775  (a)           1,473,205

   Ser. 1996-7, Cl. B4, 6.75%, 2011                                                             782,016  (a)             618,037

Residential Accredit Loans,

   Ser. 1997-QS6, Cl. B1, 7.5%, 2012                                                            337,262                  287,727

Residential Funding Mortgage Securities I, REMIC:

   Ser. 1995-J1, Cl. 2, 9.141%, 2023                                                          1,599,988  (a,b)         1,260,241

   Ser. 1997-S19, Cl. B1, 6.5%, 2012                                                            745,988  (a)             597,723

   Ser. 1997-S19, Cl. B2, 6.5%, 2012                                                            319,683  (a)             227,374

   Ser. 1997-S21, Cl. B1, 6.5%, 2012                                                            430,763  (a)             386,188

   Ser. 1998-S14, Cl. B1, 6.5%, 2013                                                            648,771  (a)             508,677

Structured Asset Securities, REMIC,

  Ser. Greenpoint 1996-A:

      Cl. B1, 8.353%, 2027                                                                    1,725,923  (b)           1,601,333

      Cl. B2, 8.353%, 2027                                                                      689,990  (b)             736,133

      Cl. B4, 8.353%, 2027                                                                      414,184  (a,b)           397,745

                                                                                                                      22,185,616


                                                                                             Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

RETAIL--5.3%

Fred Meyer,

   Bonds, 7.375%, 2005                                                                        5,000,000                5,007,960

Saks:

   Notes, 7.25%, 2004                                                                         3,350,000                3,166,708

   Notes, 8.25%, 2008                                                                         4,000,000                3,872,304

Tricon Global Restaurants,

   Sr. Notes, 7.45%, 2005                                                                     2,800,000                2,692,455

                                                                                                                      14,739,427

SPECIAL PURPOSE ENTITY--1.0%

Air 2 US, Ser. A,

   Enhanced Equipment Notes, 8.027%, 2019                                                     2,900,000  (a)           2,900,000

U.S. GOVERNMENT AGENCIES/MORTGAGE BACKED--33.1%

Federal Home Loan Mortgage,

  REMIC, Multiclass Mortgage Participation Ctfs.

  (Interest Only Obligation),

   Ser. 2047, Cl. PJ,  7%, 2/15/2028                                                          3,909,672  (e)           1,475,901

Federal National Mortgage Association, REMIC Trust,

  Gtd. Pass-Through Ctfs. (Collateralized by

  FNMA Pass-Through Ctfs.)

  (Interest Only Obligation):

      Ser. 1996-70, Cl. PL, 7%, 2/25/2026                                                    13,026,753  (e)           2,808,894

      Ser. 1997-56, Cl. PM, 7%, 6/18/2026                                                     3,142,293  (e)             829,377

      Ser. 1997-74, Cl. PK, 7%, 11/18/2027                                                    4,593,642  (e)           1,668,784

Government National Mortgage Association I:

   6.5%, 11/15/2029                                                                           7,000,000  (f)           6,691,510

   7%, 11/15/2029                                                                             3,000,000  (f)           2,943,750

   7.5%, 1/15/2002-7/15/2002                                                                    196,819                  200,192

   Construction Loan:

      6.8%, 7/15/2001                                                                        11,123,564               11,127,012

      6.8%, 5/15/2039                                                                         1,559,536  (f)           1,461,112

   Project Loan:

      6.375%, 1/15/2034                                                                       9,707,098                8,842,567

      6.495%, 7/15/2030                                                                      10,104,790                9,684,734

      6.5%, 9/15/2033                                                                         9,658,552                9,071,068

      6.54%, 7/15/2033                                                                       15,024,187               14,606,214

Government National Mortgage Association II,

  Adjustable Rate Mortgage:

      5%, 11/20/2029                                                                          8,000,000  (f)           7,800,000

      5.5%, 11/1/2029                                                                         7,000,000  (f)           6,897,170

      6%, 11/20/2029                                                                          5,000,000  (f)           4,976,550

                                                                                                                      91,084,835

                                                                                                                         The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
----------------------------------------------------------------------------------------------------------------------------------

UTILITIES-TELEPHONE--1.0%

AT&T Canada,

   Sr. Notes, 7.65%, 2006                                                                     2,700,000  (a)           2,705,532

TOTAL BONDS AND NOTES

   (cost $284,185,734)                                                                                               279,632,880
----------------------------------------------------------------------------------------------------------------------------------


COMMON STOCKS--1.2%                                                                              Shares                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

BROADCASTING--1.2%

Spanish Broadcasting System, Cl.A                                                                 2,675  (a,g)         3,210,000

TELECOMMUNICATIONS--.0%

Comunicacion Celular (warrants)                                                                   2,500  (a,g)           150,313

TRANSPORTATION--.0%

Golden Ocean Group (warrants)                                                                     5,270  (g)               5,929

TOTAL COMMON STOCKS

   (cost $862,013)                                                                                                     3,366,242
-----------------------------------------------------------------------------------------------------------------------------------


PREFERRED STOCKS--10.5%
-----------------------------------------------------------------------------------------------------------------------------------

BROADCASTING--5.0%

Spanish Broadcasting System,

   Cum., $142.50                                                                                 12,889  (a)          13,726,785

ENTERTAINMENT--4.0%

Paxson Communications,

   Cum., $132.50                                                                                 10,150               11,012,750

TELECOMMUNICATIONS--1.5%

Winstar Communications,

   Ser. C, Cum., $142.50                                                                          5,000                4,000,000

TOTAL PREFERRED STOCKS

   (cost $26,434,344)                                                                                                 28,739,535


                                                                                             Principal
SHORT-TERM INVESTMENTS--.2%                                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS;

  4.49%, 12/9/1999

   (cost $547,395)                                                                              550,000  (h)             547,432
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $312,029,486)                                                            113.5%              312,286,089

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (13.5%)             (37,170,178)

NET ASSETS                                                                                       100.0%              275,115,911

(A)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT OCTOBER 31, 1999,
THESE SECURITIES AMOUNTED TO $75,396,183 OR 27.4% OF NET ASSETS.

(B)  VARIABLE RATE SECURITY-INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(C)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(D)  REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED
MATURITY IS 4/21/2018.

(E)  NOTIONAL FACE AMOUNT SHOWN.

(F)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(G)  NON-INCOME PRODUCING SECURITY.

(H)  HELD BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN
FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                         The Fund

STATEMENT OF FINANCIAL FUTURES

October 31, 1999

                                                                                                   Unrealized
                                                             Market Value                         Appreciation

                                                                  Covered                        (Depreciation)

                                            Contracts     by Contracts ($)       Expiration     at 10/31/99 ($)
-------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

U.S. Treasury 5 year Notes                        112           12,090,750     December '99             80,516

U.S. Treasury 20 year Bonds                         7              795,156     December '99             17,062

FINANCIAL FUTURES SHORT

U.S. Treasury 10 year Notes                        97           10,642,719     December '99           (121,141)

                                                                                                       (23,563)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           312,029,486   312,286,089

Receivable for investment securities sold                             4,161,149

Dividends and interest receivable                                     3,147,751

Paydowns receivable                                                      21,528

Receivable for shares of Beneficial Interest subscribed                   3,244

Prepaid expenses and other assets                                         7,726

                                                                    319,627,487
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           183,788

Due to Distributor                                                       57,983

Cash overdraft due to Custodian                                         314,841

Payable for investment securities purchased                          40,264,841

Bank loans payable--Note 2                                            3,300,000

Payable for shares of Beneficial Interest redeemed                      211,763

Interest payable--Note 2                                                 65,240

Payable for futures variation margin                                      9,656

Accrued expenses                                                        103,464

                                                                     44,511,576
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      275,115,911
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     282,255,960

Accumulated undistributed investment income--net                        286,646

Accumulated net realized gain (loss) on investments
   and forward currency exchange contracts                           (7,659,735)

Accumulated net unrealized appreciation (depreciation)
   on investments [including ($23,563) net unrealized
   depreciation on financial futures]--Note 4(b)                        233,040
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      275,115,911
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(Unlimited number of $.001 par value shares
of Beneficial Interest authorized)                                   19,228,164
--------------------------------------------------------------------------------

NET ASSET VALUE, offering and redemption price per share ($)             14.31

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                            19,142,879

Cash dividends (net of $6,470 foreign taxes withheld at source)      2,904,968

TOTAL INCOME                                                        22,047,847
--------------------------------------------------------------------------------

EXPENSES:

Management fee--Note 3(a)                                            1,658,341

Shareholder servicing costs--Note 3(b)                                 976,744

Interest expense--Note 2                                               395,881

Professional fees                                                       91,991

Prospectus and shareholders' reports                                    57,339

Custodian fees--Note 3(b)                                               37,673

Trustees' fees and expenses--Note 3(c)                                  18,616

Registration fees                                                       16,683

Miscellaneous                                                           12,211

TOTAL EXPENSES                                                       3,265,479

INVESTMENT INCOME--NET                                              18,782,368
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (7,157,101)

Net realized gain (loss) on forward currency exchange contracts
  Short transactions                                                   303,688

Net realized gain (loss) on financial futures                          (64,605)

NET REALIZED GAIN (LOSS)                                            (6,918,018)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions (including $264,765
  net unrealized appreciation on financial futures)                  5,353,806

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (1,564,212)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                17,218,156

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                                --------------------------------

                                                     1999                 1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         18,782,368           19,457,627

Net realized gain (loss) on investments        (6,918,018)           4,228,356

Net unrealized appreciation (depreciation)
   on investments                               5,353,806          (13,705,034)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   17,218,156            9,980,949
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (18,877,503)         (19,635,824)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  66,224,793           69,009,151

Dividends reinvested                           13,963,988           14,364,793

Cost of shares redeemed                       (86,749,648)         (65,900,857)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (6,560,867)          17,473,087

TOTAL INCREASE (DECREASE) IN NET ASSETS        (8,220,214)           7,818,212
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           283,336,125          275,517,913

END OF PERIOD                                 275,115,911          283,336,125

Undistributed investment income--net              286,646              381,781
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     4,617,771            4,585,726

Shares issued for dividends reinvested            971,101              958,864

Shares redeemed                                (6,036,959)          (4,404,263)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (448,087)           1,140,327

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                     The Fund

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total  return  shows  how  much your investment in the fund would have increased
(or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                        Year Ended October 31,
                                                                 --------------------------------------------------------------

                                                                 1999          1998         1997          1996        1995
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.40         14.86        14.24          14.22      12.95

Investment Operations:

Investment income--net                                            .98          1.01         1.05            .98        .93

Net realized and unrealized gain (loss)
   on investments                                                (.09)         (.45)         .59            .02       1.27

Total from Investment Operations                                  .89           .56         1.64           1.00       2.20

Distributions:

Dividends from investment income--net                            (.98)        (1.02)       (1.02)          (.98)      (.93)

Net asset value, end of period                                  14.31         14.40        14.86          14.24      14.22
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 6.38          3.74        11.94           7.27      17.57(a)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average
   net assets                                                    1.04          1.02         1.03           1.04       1.04

Ratio of interest expense to average
   net assets                                                     .14           .03          .06            .02        --

Ratio of net investment income
   to average net assets                                         6.80          6.76         7.25           6.89       6.87

Portfolio Turnover Rate                                        284.63        313.40       347.68         214.55     176.59
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                         275,116       283,336      275,518        294,911    320,345

(A)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Core Bond Fund (the "fund") is a separate diversified series of Dreyfus Debt and Equity Funds (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. (the "Distributor" ) is the distributor of the fund's shares which are sold to the public without a sales charge.

The fund held an adjourned shareholder meeting on November 5, 1998, at which meeting shareholders voted to approve proposals to (i) change the fund's investment objective, from "maximizing current income" to "maximizing total return" , (ii) eliminate a credit quality restriction that provided that 95% of the fund' s assets may be invested in debt securities with a credit quality as low as CCC/Caa; and (iii) change certain of the fund's investment restrictions, to update them to current applicable law and to reclassify certain fundamental restrictions as non-fundamental.

The Company's Board of Trustees approved, effective November 15, 1998, a change of the fund' s name from "Dreyfus Strategic Income Fund" to "Dreyfus Core Bond Fund".

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $1,641 during the period ended October 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $7,932,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1999. If not applied, $1,064,000 of the carryover expires in fiscal 2003 and $6,868,000 expires in fiscal 2007.

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended October 31, 1999 was approximately $7,313,700, with a related weighted average annualized interest rate of 5.41%.

NOTE 3--Management Fee and Other Transactions  With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund pays the Distributor, at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1999, the fund was charged $690,976 pursuant to the Shareholder Services Plan.

The  fund  compensates  Dreyfus Transfer, Inc., a wholly-owned subsidiary of the
Manager,   under  a  transfer  agency  agreement  for  providing  personnel  and
facilities    to    perform    transfer    agency    services    for    the

fund. During the period ended October 31, 1999, the fund was charged $206,035 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 1999, the fund was charged $37,673 pursuant to the custody agreement.

(C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

(A) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures and forward currency exchange contracts, during the period ended October 31, 1999, amounted to $879,566,031 and $832,183,739, respectively.

The fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange
contracts    which    is    typically    limited    to    the

                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

unrealized gain on each open contract. At October 31, 1999, there were no open forward currency exchange contracts.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day' s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 1999 are set forth in the Statement of Financial Futures.

(B) At October 31, 1999, accumulated net unrealized appreciation on investments and financial futures was $233,040, consisting of $8,015,088 gross unrealized appreciation and $7,782,048 gross unrealized depreciation.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Core Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Core Bond Fund (one of the funds constituting Dreyfus Debt and Equity Funds) as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Core Bond Fund at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


New York, New York

December 10, 1999

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates 14.46% of the ordinary dividends paid during the fiscal year ended October 31, 1999 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2000 of the percentage applicable to the preparation of their 1999 income tax returns.





NOTES



                                                           For More Information

                        Dreyfus Core Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation                                  031AR9910



Dreyfus Equity
Income Fund

ANNUAL REPORT October 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            19   Report of Independent Auditors

                            20   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                             Equity Income Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Equity Income Fund, covering the 12-month period from November 1, 1998 through October 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Timothy M. Ghriskey.

Despite a relatively weak third quarter of 1999 for the U.S. stock market, the past year has been rewarding for most equity investors overall. When the reporting period began, most sectors of the U.S. stock market had completed a sharp correction caused primarily by concerns regarding the spread of the global financial crisis in overseas markets. Soon after the start of 1999, however, those fears abated. In fact, the U.S. economy remained strong, characterized by low inflation and high levels of consumer spending. These conditions supported
continued    strength    in    the    stock   market   through   the   spring.

In the summer of 1999, however, the Federal Reserve Board raised short-term interest rates twice in an effort to forestall inflationary pressures in a fast-growing economy. Because higher interest rates tend to increase the cost of capital and make fixed-income securities more competitive relative to equities, most sectors of the stock market declined. By the end of the 12-month reporting period, major stock indices had fallen from the record highs reached during the summer, although stock prices generally were still higher than they were one year earlier.

We  appreciate  your  confidence over the past year, and we look forward to your
continued    participation    in    Dreyfus    Equity    Income    Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 1999




DISCUSSION OF FUND PERFORMANCE

Timothy M. Ghriskey, Portfolio Manager

How did Dreyfus Equity Income Fund perform  relative to its benchmark?

For the 12-month period ended October 31, 1999, the fund's total return was 9.87% . This compares with a total return of 16.52% for the fund's new benchmark, the Russell 1000 Value Index, for the same period. Further discussion about this benchmark change follows the line-graph comparison contained in this annual report.

While the fund's performance was less than that of the benchmark, the fund has a conservative investment style, and we are pleased with the results. We believe the fund' s performance is especially noteworthy in light of our distinctive strategy and objective, which is designed to cushion investors from declines in the stock market while providing income from stock dividends and offering the potential to benefit from advances in the market.

What is the fund's investment approach?

Dreyfus   Equity   Income   Fund   invests  primarily  in  carefully  selected,
value-oriented companies that pay above-average dividends relative to the Standard & Poor's 500 Composite Stock Price Index. We believe that investing in higher dividend-paying stocks offers a more conservative approach to equity investing because the prices of high dividend-paying stocks may decline less than other stocks in falling markets. In effect, the stocks' dividend yields may provide a cushion against declines that other stocks do not enjoy.

The fund's conservative approach is also reflected in our buy-and-hold strategy, which targets long-term growth rather than short-term profit. Because we tend to buy and sell relatively few stocks over the course of a single year, we may be able to minimize investors' tax liabilities and reduce the fund's trading costs

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

We select investments one stock and one company at a time. Our investment process begins with computerized, quantitative analysis to identify dividend-paying stocks that meet our definition of value -- those that appear underpriced in relation to the company's intrinsic value. Then, among the stocks that have passed our value screens, we focus on companies that we believe are best positioned to grow in the current market environment. Our team of experienced analysts examines the fundamentals of each top-ranked candidate, providing additional information to help the portfolio manager decide which to purchase, and to decide if any current holdings should be sold.

The result of our approach during the recent one-year period was a portfolio of approximately 50 stocks representing a variety of industries. A portfolio with this concentration of investments can be more volatile than a more diversified fund.

What other factors influenced the fund's performance?

Strong consumer demand in a robust economy boosted shares of the fund's consumer durable stocks, such as General Motors, and consumer cyclicals, such as Intimate Brands. In the energy sector, holdings in companies such as Mobil rose in response to industry mergers, growing global industrial activity and production limits instituted by the Organization of Petroleum Exporting Countries (OPEC). The communications services sector also showed strong growth, driven by rapidly increasing demand for cellular services as well as line-based analog and digital communications. The fund benefited from investments in key communications services companies such as Sprint and Bell Atlantic.

The financial services industry, which represented the fund's single largest group of holdings, responded well to a strong U.S. economy and the apparent stabilization of many global economies during the first half of the period. However, during the second half of the period, rising interest rates hurt stocks in this interest-rate-sensitive sector. While some of the fund's financial holdings, such as Chase Manhattan, Wells Fargo and The Bank of New York, performed relatively well, others disappointed. As a result, the financial sector was a weak contributor to fund performance.


What is the fund's current strategy?

We continue to believe that dividend-paying stocks may provide investors with an opportunity to benefit from stock market growth while cushioning the impact of market volatility. Therefore, we remain committed to our disciplined strategy of investing in high dividend-yielding stocks. Of course, dividend-paying stocks may have less upside potential in rising markets, as the prior year has indicated.

Value stocks significantly underperformed growth stocks this past year, as measured by comparison of the Russell 1000 Growth Index and Russell 1000 Value Index, which returned 34.25% and 16.52%, respectively, over the past 12-month period.(2) Events during the period reminded us about the importance of style diversification. Specifically, in early April 1999 a powerful shift in market sentiment appeared to take place. Precipitated by unexpected strength in the U.S. and global economies, investment dollars abruptly flowed out of growth stocks and into traditional value sectors such as energy, basic materials and capital goods. Although the trend proved short lived, and growth began to again outperform value, it hinted at the speed with which market sentiment can turn.

We believe our disciplined, quantitatively driven investment strategy provides a sound value-oriented investment, and we continue to maintain our disciplined investment style and our commitment to value.

November 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH OCTOBER 31, 2000, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1,000 LARGEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENT APPROXIMATELY 89% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Equity Income Fund with the Russell 1000 Value Index and the Wilshire Large Company Value Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 10/31/99

                                                   Inception                                                        From

                                                     Date                           1 Year                        Inception
-----------------------------------------------------------------------------------------------------------------------------------

Fund                                               12/29/95                          9.87%                         15.17%

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS EQUITY INCOME FUND ON 12/29/95 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE RUSSELL 1000 VALUE INDEX AND IN THE WILSHIRE LARGE COMPANY VALUE INDEX WHICH ARE DESCRIBED BELOW. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THIS IS THE FIRST YEAR IN WHICH COMPARATIVE PERFORMANCE IS BEING SHOWN FOR THE RUSSELL 1000 VALUE INDEX, WHICH THIS YEAR HAS BEEN SELECTED AS THE PRIMARY INDEX FOR COMPARING THE FUND'S PERFORMANCE ON AN ONGOING BASIS, BASED ON THE FUND'S AND THE INDEX'S VALUE ORIENTATION. THE RUSSELL 1000 VALUE INDEX REPLACES THE WILSHIRE LARGE COMPANY VALUE INDEX, WHICH WAS USED AS THE FUND'S PRIMARY BENCHMARK LAST YEAR BECAUSE THE FUND'S MANAGER PREFERS THE INFORMATION MADE AVAILABLE BY RUSSELL. THE RUSSELL 1000 VALUE INDEX USES COMPANY PRICE-TO-BOOK RATIOS AND LONG-TERM GROWTH RATES TO CALCULATE A COMPOSITE RANKING WHICH IS USED TO DETERMINE IF A STOCK IS "GROWTH" OR "VALUE." THE WILSHIRE LARGE COMPANY VALUE INDEX, SELECTED AS THE FUND'S PRIMARY BENCHMARK INDEX LAST YEAR, IS COMPOSED OF THE LARGEST 750 STOCKS IN THE WILSHIRE 5000 INDEX WHICH MEET CERTAIN STATISTICAL CRITERIA FOR "VALUE." PURSUANT TO APPLICABLE FEDERAL REGULATIONS, THE PERFORMANCE OF THE WILSHIRE INDEX WILL BE PROVIDED FOR THIS FISCAL YEAR 1999, BUT WILL NOT BE PROVIDED IN THE FUTURE. THE INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

October 31, 1999

COMMON STOCKS--97.7%                                                                             Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

BANKING--16.8%

Bank of America                                                                                   1,200                   77,250

Bank of New York                                                                                  2,600                  108,875

Chase Manhattan                                                                                   1,600                  139,800

First Tennessee National                                                                          3,000                  102,000

Fleet Boston                                                                                      2,400                  104,700

Morgan (J.P.) & Co.                                                                                 800                  104,700

Wachovia                                                                                          1,000                   86,250

Wells Fargo                                                                                       2,600                  124,475

                                                                                                                         848,050

COMMERCIAL SERVICES--2.3%

Outdoor Systems                                                                                   2,700  (a)             114,412

CONSUMER DURABLES--1.9%

General Motors                                                                                    1,400                   98,350

CONSUMER NON-DURABLES--5.3%

Flowers Industries                                                                                6,100                  102,938

Heinz (H.J.)                                                                                      2,200                  105,050

PepsiCo                                                                                           1,800                   62,437

                                                                                                                         270,425

CONSUMER SERVICES--1.8%

Clear Channel Communications                                                                        600  (a)              48,225

Disney (Walt)                                                                                     1,700                   44,837

                                                                                                                          93,062

ELECTRONIC TECHNOLOGY--8.2%

EMC                                                                                               1,400  (a)             102,200

General Dynamics                                                                                    900                   49,894

International Business Machines                                                                     300                   29,512

Lexmark International Group, Cl. A                                                                  400  (a)              31,225

Lucent Technologies                                                                               1,600                  102,800

Motorola                                                                                          1,000                   97,438

                                                                                                                         413,069

ENERGY MINERALS--6.9%

Atlantic Richfield                                                                                  900                   83,869

Mobil                                                                                             1,500                  144,750

Royal Dutch Petroleum (New York Shares)                                                             900                   53,944

Texaco                                                                                            1,100                   67,512

                                                                                                                         350,075

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FINANCE--9.6%

American Express                                                                                    200                   30,800

Citigroup                                                                                         4,800                  259,800

Freddie Mac                                                                                       1,100                   59,469

Merrill Lynch                                                                                       300                   23,550

Morgan Stanley Dean Witter & Co.                                                                  1,000                  110,312

                                                                                                                         483,931

HEALTH SERVICES--2.0%

Columbia/HCA Healthcare                                                                           4,300                  103,738

HEALTH TECHNOLOGY--5.1%

Abbott Laboratories                                                                               1,200                   48,450

Bristol-Myers Squibb                                                                              1,300                   99,856

Warner-Lambert                                                                                    1,400                  111,738

                                                                                                                         260,044

INSURANCE--4.3%

American General                                                                                  1,400                  103,863

American International Group                                                                      1,100                  113,231

                                                                                                                         217,094

NON-ENERGY MINERALS--1.0%

Alcoa                                                                                               800                   48,600

PROCESS INDUSTRIES--5.5%

Dow Chemical                                                                                        800                   94,600

duPont (E.I.) deNemours & Co.                                                                     1,000                   64,438

Olin                                                                                              8,500                  117,406

                                                                                                                         276,444

PRODUCER MANUFACTURING--7.0%

Caterpillar                                                                                         900                   49,725

General Electric                                                                                    900                  122,006

Honeywell International                                                                             900                   94,894

Minnesota Mining & Manufacturing                                                                    900                   85,556

                                                                                                                         352,181

TECHNOLOGY SERVICES--3.9%

Computer Associates International                                                                 1,700                   96,050

Electronic Data Systems                                                                           1,700                   99,450

                                                                                                                         195,500



COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION--1.3%

Union Pacific                                                                                     1,200                   66,900

UTILITIES--14.8%

AT&T                                                                                              2,200                  102,850

AT&T - Liberty Media Group, Cl. A                                                                   800  (a)              31,750

Bell Atlantic                                                                                     1,700                  110,394

Duke Energy                                                                                         300                   16,950

Enron                                                                                               600                   23,962

GTE                                                                                                 600                   45,000

Illinova                                                                                          3,000                   95,438

MCI WorldCom                                                                                        500  (a)              42,906

Pinnacle West Capital                                                                             1,300                   47,937

SBC Communications                                                                                1,974                  100,551

Southern                                                                                            600                   15,938

Sprint (FON Group)                                                                                  500                   37,156

Texas Utilities                                                                                   2,000                   77,500

                                                                                                                         748,332
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $4,300,894)                                                               97.7%                4,940,207

CASH AND RECEIVABLES (NET)                                                                         2.3%                  115,976

NET ASSETS                                                                                       100.0%                5,056,183

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  4,300,894    4,940,207

Receivable for investment securities sold                               282,989

Dividends receivable                                                      4,985

Prepaid expenses                                                          8,758

                                                                      5,236,939
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                               320

Due to Distributor                                                        1,008

Cash overdraft due to Custodian                                          11,871

Payable for investment securities purchased                             136,043

Accrued expenses                                                         31,514

                                                                        180,756
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        5,056,183
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       4,146,418

Accumulated undistributed investment income--net                          5,409

Accumulated net realized gain (loss) on investments                     265,043

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                               639,313
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        5,056,183
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                        302,024

NET ASSET VALUE, offering and redemption price per share ($)              16.74

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $760 foreign taxes withheld at source)          117,873

Interest                                                                 6,117

TOTAL INCOME                                                           123,990

EXPENSES:

Management fee--Note 3(a)                                               36,753

Auditing fees                                                           20,081

Registration fees                                                       19,300

Shareholder servicing costs--Note 3(b)                                  13,681

Prospectus and shareholders' reports                                     9,679

Custodian fees--Note 3(b)                                                2,840

Trustees' fees and expenses--Note 3(c)                                     475

Legal fees                                                                 408

Loan commitment fees--Note 2                                                20

Miscellaneous                                                            2,163

TOTAL EXPENSES                                                         105,400

Less--expense reimbursement from Manager due to undertaking--Note 3(a) (44,126)

NET EXPENSES                                                            61,274

INVESTMENT INCOME--NET                                                  62,716
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                273,380

Net unrealized appreciation (depreciation) on investments              110,299

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 383,679

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   446,395

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                        Year Ended October 31,
                                                     ---------------------------

                                                     1999                 1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             62,716               86,382

Net realized gain (loss) on investments           273,380              400,656

Net unrealized appreciation (depreciation)
   on investments                                 110,299             (159,179)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      446,395              327,859
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                           (62,584)             (84,192)

Net realized gain on investments                (407,514)            (329,506)

TOTAL DIVIDENDS                                 (470,098)            (413,698)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                     531,633              657,588

Dividends reinvested                              452,445              396,607

Cost of shares redeemed                         (370,190)            (816,316)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS              613,888               237,879

TOTAL INCREASE (DECREASE) IN NET ASSETS          590,185               152,040
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             4,465,998            4,313,958

END OF PERIOD                                   5,056,183            4,465,998

Undistributed investment income--net                5,409                5,277
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                        31,412               37,863

Shares issued for dividends reinvested             27,856               23,937

Shares redeemed                                  (21,921)             (46,766)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      37,347               15,034

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                           Year Ended October 31,
                                                                    ------------------------------------------------------------

                                                                     1999             1998             1997          1996(a)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                16.87            17.28            13.89            12.50

Investment Operations:

Investment income--net                                                .22(b)           .32              .32              .23

Net realized and unrealized gain (loss)
   on investments                                                    1.38              .87             3.67             1.38

Total from Investment Operations                                     1.60             1.19             3.99             1.61

Distributions:

Dividends from investment income--net                                (.22)            (.31)            (.32)            (.22)

Dividends from net realized gain on
   investments                                                      (1.51)           (1.29)            (.28)               --

Total Distributions                                                 (1.73)           (1.60)            (.60)            (.22)

Net asset value, end of period                                      16.74            16.87            17.28            13.89
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                     9.87             7.17            29.34            12.93(c)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              1.25             1.25             1.27             1.08(c)

Ratio of net investment income
   to average net assets                                             1.28             1.82             1.98             1.76(c)

Decrease reflected in above expense ratios
   due to undertakings by the Manager                                 .90              .84             1.36             1.05(c)

Portfolio Turnover Rate                                            159.61           168.02            80.43            98.84(c)
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                               5,056            4,466            4,314            2,858

(A)  FROM DECEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1996.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Equity Income Fund (the "fund") is a separate diversified series of Dreyfus Debt and Equity Funds (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund's investment objective is to maximize current income. Capital appreciation is a secondary objective. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. (the "Distributor" ) is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Board of Trustees of the Company approved, effective March 1, 1999, a change of the fund's name from "Dreyfus Equity Dividend Fund" to "Dreyfus Equity Income Fund".

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

As of October 31, 1999, APT Holdings Corporation, an indirect subsidiary of Mellon Financial Corporation, held 205,496 shares of the fund.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $377 during the period ended October 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D)  DIVIDENDS  TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date.
Dividends    from    investment    income-net    are    declared     The   Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions  With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken from November 1, 1998 through October 31, 2000 to reduce the management fee paid by, or reimburse such excess expenses of the fund, to the extent that the fund's aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees, Shareholder Services Plan fees and extraordinary expenses, exceed an annual rate of 1% of the value of the fund' s average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $44,126 during the period ended October 31, 1999.

(B) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1999, the fund was charged $12,251 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 1999, the fund was charged $1,126 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 1999, the fund was charged $2,840 pursuant to the custody agreement.

(C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(D) During the period ended October 31, 1999, the fund incurred total brokerage commissions of $17,210, of which $3,929 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1999, amounted to $7,659,670 and $7,566,019, respectively.

At October 31, 1999, accumulated net unrealized appreciation on investments was $639,313, consisting of $661,148 gross unrealized appreciation and $21,835 gross unrealized depreciation.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Equity Income Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Equity Income Fund (one of the funds constituting Dreyfus Debt and Equity Funds) as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Equity Income Fund at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


New York, New York

December 10, 1999

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates $1.51 per share as a long-term capital gain distribution of the $1.55 per share paid on December 28, 1998.

The fund also designates 100% of the ordinary dividends paid during the fiscal year ended October 31, 1999 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2000 of the percentage applicable to the preparation of their 1999 income tax returns.


                                                           For More Information

                        Dreyfus Equity Income Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation                                  042AR9910



Dreyfus
High Yield
Securities Fund

ANNUAL REPORT October 31, 1999

(reg.tm)



The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                            23   Report of Independent Auditors

                            24   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                     High Yield Securities Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus High Yield Securities Fund, covering the 12-month period from November 1, 1998 through October 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Roger King, a member of the Dreyfus Taxable Fixed Income Team.

The past 12 months have been highly volatile for most bonds. Although U.S. Treasury securities began the reporting period in the wake of a rally caused primarily by a "flight to quality" amid the spread of the global financial crisis in overseas markets, most higher yielding sectors of the bond market had declined sharply. The Federal Reserve Board responded to the global financial crisis last fall by reducing short-term interest rates. Its strategy apparently was effective, and the U.S. economy remained strong through the remainder of the
reporting    period.

Because inflation is more likely to rise in a strong economy, the overall bond market -- including U.S. Treasury securities -- declined during the first 10 months of 1999. To help forestall a rise of inflation, the Federal Reserve Board raised short-term interest rates twice during the summer of 1999, effectively reversing most of last fall's interest-rate cuts. Higher interest rates led to some erosion of bond prices, especially among the higher yielding market sectors. In this environment, however, the yields of many higher yielding bonds -- including corporate bonds and U.S. government agency securities -- have recently been quite attractive compared to the yields of U.S. Treasury securities of comparable maturity.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus High Yield Securities Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 1999




DISCUSSION OF PERFORMANCE

Roger King, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus High Yield Securities Fund perform  relative to its benchmark?

For the 12-month period ended October 31, 1999, the fund produced a total return of 19.61% .(1) This compares to a 5.61% return for the fund's benchmark, the Merrill Lynch High-Yield Master II Index for the same period.(2)

We attribute the fund's performance to three principal factors. First, through the midpoint of the fund's fiscal year, the overall high yield market staged a general recovery from the extraordinarily depressed levels reached in the wake of the Asian financial crisis. Second, a number of the market segments in which the fund was most heavily invested, including telecommunications and broadcasting, showed exceptional strength in the first half of the reporting period. Third, the fund buys "units" of high yield issuers. These units are high yield bonds that are accompanied by warrants. This year, the fund achieved significant gains from the warrants acquired as part of "units." The fund may or may not experience such results from holdings of warrants in the future.

While we were pleased with the fund's performance, almost all the gain was achieved in the first half of the fiscal year. In the latter part of the year, liquidity concerns have re-entered the high yield market, putting downward pressure on high yield bond prices market-wide.

What is the fund's investment approach?

The fund seeks to maximize total return, consisting of capital appreciation and current income. To do so, we invest in high yield fixed-income securities. Issuers of below investment-grade securities may be in early stages of development or may have highly leveraged balance sheets. To attract buyers and compensate them for assuming greater risks, the issuer must offer higher interest rates than those offered by more established companies.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

In making our investment decisions, we review the securities issued by a wide range of firms, including new companies, companies breaking into new industries, and companies that, while fundamentally sound, have experienced financial difficulty. Our approach to selecting individual issues is based on careful credit analysis -- our projection of each issuer's ability to repay its debt. We attempt to add balance to our portfolio by purchasing the securities of more established companies, which tend to operate in more stable markets with relatively predictable consumer demand.

In each case, our emphasis is on uncovering out-of-favor companies that we believe are undervalued. We search for likely changes in ownership, management or corporate strategy -- events that could lead the market to discover the value we have seen and create the potential for price appreciation. By seeking out and investing in out-of-favor companies, the fund has increased total return
potential,   but   also   the  likelihood  of  greater  volatility  of  return.

What other factors influenced the fund's performance?

When the reporting period began, fixed-income investors were concerned that economic weakness in overseas markets might reduce earnings growth for many companies in the United States, including issuers of high yield bonds. It quickly became apparent, however, that these fears were largely unfounded. In fact, the troubled economies of Japan and Southeast Asia strengthened, while economic growth in the U.S. barreled ahead. In this environment, the high yield market recovered from the steep drop it experienced in the latter part of 1998, indeed, outperforming most other fixed-income market segments over the first three months of 1999. Such recovery, however, proved short-lived, as liquidity pressures and lack of demand brought negative returns back to the high yield market over recent months.

During May and June, investor sentiment shifted away from a concern that the economy might slow to fears that it might grow too quickly and awaken
inflationary    pressures.    As   a   result   of   inflationary   fears,   th

Federal Reserve Board increased short-term interest rates twice. In response to these rate hikes, the fixed-income market experienced a general decline.

Most importantly, pressure on bond prices continued through the third quarter of 1999. The high yield market has fallen, albeit gradually, to levels seen at the depth of the October 1998 financial crisis. The major force driving the decline has been concern over calendar-year-end liquidity. Anticipating problems that we believe will likely prove unfounded, many investors have stepped to the sidelines, taking a wait-and-see approach. A large supply of high yield issues has been met by a weak demand. In such a market, bond prices inevitably decline

What is the fund's current strategy?

The fund' s current strategy remains unchanged -- a focus on total return utilizing an emphasis on undervalued high yield situations. Steps are being taken to provide sufficient liquidity through the year-end period.

November 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: BLOOMBERG L.P. -- THE MERRILL LYNCH HIGH-YIELD MASTER II INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX INCLUDING ALL DOMESTIC AND YANKEE HIGH YIELD BONDS WITH AT LEAST $100 MILLION PAR AMOUNT OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus High Yield Securities Fund and the Merrill Lynch High Yield Master II Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 10/31/99

                                                   Inception                                                        From
                                                     Date                           1 Year                        Inception
-----------------------------------------------------------------------------------------------------------------------------------

FUND                                                3/25/96                         19.61%                          9.74%

((+))  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS HIGH YIELD SECURITIES FUND ON 3/25/96 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MERRILL LYNCH HIGH YIELD MASTER II INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 3/31/96 IS USED AS THE BEGINNING VALUE ON 3/25/96. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND SEEKS TO ACHIEVE ITS OBJECTIVE BY INVESTING IN LOWER RATED FIXED-INCOME SECURITIES, COMMONLY KNOWN AS "JUNK BONDS." THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX INCLUDING ALL DOMESTIC AND YANKEE HIGH-YIELD BONDS WITH AT LEAST $100 MILLION PAR AMOUNT OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY. BOTH INTEREST AND PRICE CHANGES FOR THE INDEX ARE CALCULATED DAILY BASED ON AN ACCRUED SCHEDULE AND TRADER PRICING. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT




STATEMENT OF INVESTMENTS

October 31, 1999

                                                                                              Principal
BONDS AND NOTES--63.7%                                                                       Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT & AEROSPACE--.6%

Aircraft Lease Portfolio Securitisation 96-1,

  Pass-Through Trust, Ctfs.,

   Cl. D, 12.75%, 2006                                                                          859,787                  851,189

BROADCASTING-1.3%

ACME Intermediate Holdings/Finance, Ser. B,

   Sr. Secured Discount Notes, 0/12%, 2005                                                    1,200,000  (a)             834,000

ACME Television/Finance, Ser. B,

   Sr. Discount Notes, 0/10.875%, 2004                                                        1,100,000  (a)             965,250

                                                                                                                       1,799,250

BUILDING MATERIALS--5.1%

American Eco, Ser. B,

   Sr. Notes, 9.625%, 2008                                                                    4,000,000                2,340,000

FWT,

   Sr. Sub. Notes, 9.875%, 2007                                                               5,000,000  (b)             450,000

ICF Kaiser International,

   Sr. Sub. Notes, 13%, 2003                                                                  9,023,000  (b)           4,545,336

                                                                                                                       7,335,336

BUSINESS SERVICES--1.4%

Sitel,

   Sr. Sub. Notes, 9.25%, 2006                                                                1,000,000                  905,000

U.S. Office Products,

   Sr. Notes, 9.75%, 2008                                                                     2,000,000                1,030,000

                                                                                                                       1,935,000

CABLE TELEVISION--4.0%

Star Choice Communications,

   Sr. Secured Notes, 13%, 2005                                                                 500,000                  500,000

Supercanal Holdings,

   Sr. Notes, 11.5%, 2005                                                                     2,000,000  (b,c)         1,030,000

UIH Australia/Pacific:

   Ser. B, Sr. Discount Notes, 0/14.75%, 2006                                                 4,380,000  (a)           3,569,700

   Ser. D, Sr. Discount Notes, 0/14.75%, 2006                                                   670,000  (a)             546,050

                                                                                                                       5,645,750

CHEMICALS--.7%

Trans-Resources, Ser. B,

   Sr. Discount Notes, 0/12%, 2008                                                            2,000,000  (a)           1,015,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE

  PASS-THROUGH CTFS.--1.1%

Structured Asset Securities, REMIC:

   Ser. Greenpoint 1996-A, Cl. B5, 8.353%, 2027                                                 275,807  (c,d)           210,755

   Ser. Greenpoint 1996-A, Cl. B6, 8.353%, 2027                                                 345,291  (c,d)            82,870

   Ser. 1996-CFL, Cl. H, 7.75%, 2028                                                          1,750,000  (c)           1,258,381

                                                                                                                       1,552,006

CONSUMER--3.0%

Packaging Resources,

   Sr. Notes, 11.625%, 2003                                                                   2,572,850  (d)           2,100,388

Syratech,

   Sr. Notes, 11%, 2007                                                                       3,000,000                2,122,500

                                                                                                                       4,222,888

ENERGY--4.7%

Belden & Blake, Ser. B,

   Sr. Sub. Notes, 9.875%, 2007                                                               4,000,000                2,340,000

Key Energy Services,

   Sr. Sub. Notes, 14%, 2009 (Units)                                                          2,000,000  (c,e)         2,180,000

Michael Petroleum, Ser. B,

   Sr. Notes, 11.5%, 2005                                                                     2,000,000  (b)             910,000

Petsec Energy, Ser. B,

   Sr. Sub. Notes, 9.5%, 2007                                                                 2,600,000                1,261,000

                                                                                                                       6,691,000

ENTERTAINMENT--1.5%

Booth Creek Ski Holdings, Ser. B,

   Sr. Notes, 12.5%, 2007                                                                     3,000,000                2,205,000

FINANCIAL--.8%

Amresco, Ser. 1998-A,

   Sr. Sub. Notes, 9.875%, 2005                                                               2,000,000                1,090,000

FOOD & BEVERAGES--1.0%

Cuddy International,

   Sr. Notes, 10.75%, 2007                                                                    2,000,000                1,412,500

METALS--1.0%

Metal Management,

   Sr. Secured Notes, 12.75%, 2004                                                            1,000,000                  955,000

NSM Steel, Ser. B,

   Sr. Sub. Mortgage Notes, 12.25%, 2008 (Units)                                              1,750,000  (b,c,e)          43,750

Northwestern Steel & Wire,

   Sr. Notes, 9.5%, 2001                                                                        812,000                  361,340

                                                                                                                       1,360,090


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PUBLISHING--.7%

WAM ! NET,

   Sr. Discount Notes, 0/13.25%, 2005                                                         1,750,000  (a)           1,058,750

RESIDENTIAL MORTGAGE

  PASS-THROUGH CTFS.--2.3%

Chase Mortgage Finance,

   Ser. 1994-E, Cl. B6, 6.25%, 2010                                                             366,314  (c)              98,905

Citicorp Mortgage Services,

   REMIC, Ser. 1994-9, Cl. B2, 5.75%, 2009                                                      426,040  (c)             115,031

GE Capital Mortgage Services:

  Home Equity Loan, Ser. 1996-HE4,

      Cl. B5, 9.308%, 2026                                                                      154,957  (c,d)            27,892

   REMIC:

      Ser. 1993-13, Cl. B5, 6%, 2008                                                            400,541  (c)             108,146

      Ser. 1994-15, Cl. B5, 6%, 2009                                                            646,708  (c)             174,611

      Ser. 1994-21, Cl. B5, 6.5%, 2009                                                          852,285  (c)             230,117

      Ser. 1996-10, Cl. B5, 6.75%, 2011                                                         318,892  (c)              86,101

      Ser. 1996-12, Cl. B5, 7.25%, 2011                                                         374,054  (c)             100,994

      Ser. 1996-14, Cl. 2B5, 7.25%, 2011                                                        222,861  (c)              60,173

      Ser. 1997-11, Cl. B4, 7%, 2027                                                            737,592  (c)             432,067

MORSERV,

   Ser. 1996-1, Cl. B5, 7%, 2011                                                                438,732  (c)             118,458

Norwest Asset Securities:

   Ser. 1996-8, Cl. B4, 7.5%, 2026                                                              122,588  (c)              90,945

   Ser. 1996-8, Cl. B5, 7.5%, 2026                                                              182,699  (c)              49,329

   Ser. 1997-11, Cl. B4, 7%, 2027                                                               244,502  (c)             155,106

   Ser. 1997-11, Cl. B5, 7%, 2027                                                               367,060  (c)              99,106

   Ser. 1997-15, Cl. B4, 6.75%, 2012                                                            389,734  (c)             275,615

   Ser. 1997-15, Cl. B5, 6.75%, 2012                                                            233,625  (c)              63,079

   Ser. 1997-16, Cl. B5, 6.75%, 2027                                                            294,865  (c)              79,614

Prudential Home Mortgage Securites,

   REMIC, Ser. 1996-7, Cl. B5, 6.75%, 2011                                                      783,434  (c)             211,527

Residential Accredit Loans, REMIC:

   Ser. 1997-QS6, Cl. B2, 7.5%, 2012                                                            144,580  (c)             107,441

   Ser. 1997-QS6, Cl. B3, 7.5%, 2012                                                            338,114  (c)              91,291

Residential Funding Mortgage Securities I,

   Ser 1997-S15, Cl. B2, 7%, 2027                                                               769,205                  451,788

                                                                                                                       3,227,336

SHIPPING--2.1%

American President Lines,

   Sr. Notes, 7.125%, 2003                                                                    3,185,000                2,022,223

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

SHIPPING (CONTINUED)

Holt Group,

   Sr. Notes, 9.75%, 2006                                                                     1,500,000                  986,250

                                                                                                                       3,008,473

TECHNOLOGY--.5%

Entex Information Services,

   Sr. Sub. Notes, 12.5%, 2006                                                                1,850,000                  749,250

TELECOMMUNICATION/CARRIERS--18.9%

Bestel,

   Sr. Discount Notes, 0/12.75%, 2005                                                         5,000,000  (a)           3,175,000

DTI Holdings, Ser. B,

   Sr. Discount Notes, 0/12.5%, 2008                                                          4,750,000  (a)           1,686,250

E. Spire Communications,

   Sr. Discount Notes, 0/12.75%, 2006                                                         3,550,000  (a)           1,863,750

FirstWorld Communications,

   Sr. Discount Notes, 0/13%, 2008                                                            5,500,000  (a)           2,970,000

Globix,

   Sr. Notes, 13%, 2005                                                                       3,000,000                3,015,000

MGC Communications, Ser. B,

   Sr. Secured Notes, 13%, 2004                                                               5,000,000                4,575,000

Northeast Optic Network,

   Sr. Notes, 12.75%, 2008                                                                    2,000,000                2,055,000

Poland Telecom Finance, Ser. B,

   Sr. Notes, 14%, 2007                                                                       6,750,000                6,041,250

Rhythms NetConnections,

   Sr. Discount Notes, 0/13.5%, 2008                                                          3,000,000  (a)           1,503,750

                                                                                                                      26,885,000

TRANSPORTATION--8.2%

Canadian Airlines,

   Sr. Notes, 12.25%, 2006                                                                    4,350,000                2,762,250

Fine Air Services,

   Sr. Notes, 9.875%, 2008                                                                    5,000,000                4,231,250

Terminal Railroad Association,

   First Mortgage, 4%, 2019                                                                      57,000                   42,465

Union Pacific,

   Sub. Deb, 5.5%, 2033                                                                         387,000                  281,816

ValuJet,

   Sr. Notes, 10.25%, 2001                                                                    5,050,000                4,418,750

                                                                                                                      11,736,531

WIRELESS COMMUNICATIONS--4.8%

American Mobile Satellite/AMSC Acquistion, Ser. B,

   Sr. Notes, 12.25%, 2008                                                                      500,000                  282,500


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

WIRELESS COMMUNICATIONS (CONTINUED)

Comunicacion Celular,

   Sr. Discount Notes, 0/14.125%, 2005                                                        3,750,000  (a,c)         1,903,125

Conecel Holdings,

   Sr. Notes, 16.5%, 2000 (Units)                                                             2,000,000  (b,c,e)         230,000

Consorcio Ecuatoriano,

   Notes, 14%, 2002                                                                           1,000,000  (b)             302,500

Ionica,

   Sr. Discount Notes, 0/15%, 2007                                                            2,000,000  (a,b)            40,000

Occidente y Caribe Celular, Ser. B,

   Sr. Discount Notes, 0/14%, 2004                                                            2,910,000  (a)           1,535,025

OrbCommunications Global/Capital,

   Sr. Notes, 14%, 2004                                                                       1,000,000                  825,000

Telesystem International Wireless:

   Ser. B, Sr. Discount Notes, 0/13.25%, 2007                                                 1,400,000  (a)             679,000

   Ser. C, Sr. Discount Notes, 0/10.5%, 2007                                                  2,500,000  (a)           1,037,500

                                                                                                                       6,834,650

TOTAL BONDS AND NOTES

   (cost $122,326,833)                                                                                                90,614,999
-----------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--3.4%                                                                              Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

AUTOMOTIVE--.0%

Glasstech (warrants)                                                                              2,000  (f)               1,000

BROADCASTING--1.3%

Pegasus Media & Communications (warrants)                                                         5,000  (f)             325,000

Spanish Broadcasting System, Cl.A                                                                 1,284  (c,f)         1,540,800

                                                                                                                       1,865,800

CABLE TELEVISION--.0%

Star Choice Communications (warrants)                                                            11,580  (c,f)            30,397

CONSUMER--.0%

Discovery Zone (warrants)                                                                         4,500  (c,f)                 5

PAPER & PACKAGING--.0%

SF Holdings Group, Cl. C                                                                            370  (c,f)                 4

PUBLISHING--.0%

WAM ! NET (warrants)                                                                              5,250  (c,f)            42,000

SUPERMARKETS-.0%

Electronic Retailing Systems International (warrants)                                             1,250  (c,f)             1,250

TELECOMMUNICATION/CARRIERS-1.2%

Bell Technology Group (warrants)                                                                  3,000  (c,f)                30

Bestel (warrants)                                                                                 5,000  (c,f)            15,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

DTI Holdings (warrants)                                                                          23,750  (c,f)             2,850

TELECOMMUNICATION/CARRIERS (CONTINUED)

FirstWorld Communications (warrants)                                                              5,500  (c,f)           385,000

Hyperion Telecommunications (warrants)                                                            1,000  (f)             175,000

Loral Orion Network Systems (warrants)                                                            1,000  (f)              12,125

MGC Communications (warrants)                                                                     6,000  (c,f)           900,000

Poland Telecom Finance (warrants)                                                                 6,750  (c,f)            37,125

RSL Communications (warrants)                                                                       880  (f)              69,630

                                                                                                                       1,596,760

TRANSPORTATION--.0%

Golden Ocean Group (warrants)                                                                     3,000  (f)               3,375

Highwaymaster Communications (warrants)                                                           4,000  (c,f)             1,000

Teletrac Holdings (warrants)                                                                        750  (f)                   7

                                                                                                                           4,382

WIRELESS COMMUNICATIONS--.9%

Advanced Radio Telecom (warrants)                                                                30,000  (f)             400,950

American Mobile Satellite (warrants)                                                              2,000  (c,f)            36,250

Comunicacion Celular (warrants)                                                                   1,000  (c,f)            60,125

Iridium (warrants)                                                                                1,000  (c,f)               250

Microcell Telecommunications (warrants)                                                          16,000  (c,f)           684,000

Occidente y Caribe Celular (warrants)                                                             7,640  (c,f)           115,555

                                                                                                                       1,297,130

TOTAL COMMON STOCKS

   (cost $1,114,734)                                                                                                   4,838,728
-----------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--27.5%
-----------------------------------------------------------------------------------------------------------------------------------

BROADCASTING--12.1%

Granite Broadcasting,

   Cum., $127.50                                                                                  2,127                2,164,222

Paxson Communications:

   Cum., $132.50                                                                                  6,482                7,032,970

   Cum., Conv., $975.00                                                                             226  (c)           2,480,350

Pegasus Media & Communications,

   Ser. A, Cum., $127.50                                                                          5,408                5,543,200

                                                                                                                      17,220,742

ENERGY--1.2%

Clark USA,

   Sr. Cum., $115.00                                                                              3,125                1,718,750


PREFERRED STOCKS (CONTINUED)                                                                     Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PAPER & PACKAGING--.3%

SF Holdings Group,

   Cum., $137.50                                                                                  1,180                  359,900

PUBLISHING--2.0%

Day International Group,

   Cum., $122.50                                                                                  3,735                2,913,300

SUPERMARKETS--2.3%

Supermarkets General,

   Cum., $3.52                                                                                   96,000  (f)           3,288,000

TELECOMMUNICATION/CARRIERS--5.2%

Concentric Network,

   Cum., $135.00                                                                                  6,578                6,281,990

Hyperion Telecommunications,

   Ser. B, Cum., $128.75                                                                          1,290                1,180,350

                                                                                                                       7,462,340

WIRELESS COMMUNICATIONS--4.4%

Crown Castle International,

   Cum., $127.50                                                                                  2,195                2,195,000

Winstar Communications,

   Ser. C, Cum., $142.50                                                                          5,000                4,000,000

                                                                                                                       6,195,000

TOTAL PREFERRED STOCKS

   (cost $42,445,732)                                                                                                 39,158,032
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--2.8%                                                                 Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS;

  4.5%, 11/4/1999

   (cost $3,998,500)                                                                          4,000,000                3,998,480
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (COST $169,885,799)                                                             97.4%              138,610,239

CASH AND RECEIVABLES (NET)                                                                         2.6%                3,643,103

NET ASSETS                                                                                       100.0%              142,253,342

(A) ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE BECOMES EFFECTIVE UNTIL MATURITY.

(B) NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(C)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT OCTOBER 31, 1999,
THESE SECURITIES AMOUNTED TO $16,046,420 OR 11.3% OF NET ASSETS.

(D)  VARIABLE RATE SECURITY-INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(E)  WITH WARRANTS TO PURCHASE COMMON STOCK.

(F)  NON-INCOME PRODUCING SECURITY.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           169,885,799   138,610,239

Cash                                                                  2,266,997

Receivable for investment securities sold                             3,874,759

Dividends and interest receivable                                     2,442,476

Receivable for shares of Beneficial Interest subscribed                 218,947

Paydowns receivable                                                     193,387

Prepaid expenses and other assets                                           145

                                                                     147,606,950
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            92,581

Due to Distributor                                                       30,993

Bank loans payable--Note 2                                            4,700,000

Payable for shares of Beneficial Interest redeemed                      412,213

Interest payable--Note 2                                                 39,038

Accrued expenses                                                         78,783

                                                                      5,353,608
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      142,253,342
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     182,565,940

Accumulated undistributed investment income--net                      2,492,516

Accumulated net realized gain (loss) on investments                (11,529,554)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4(b)                                       (31,275,560)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      142,253,342
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                     12,349,106

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                          11.52

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                            17,819,617

Cash dividends                                                       4,799,568

TOTAL INCOME                                                        22,619,185

EXPENSES:

Management fee--Note 3(a)                                              999,216

Shareholder servicing costs--Note 3(b)                                 489,615

Interest expense--Note 2                                               216,313

Professional fees                                                       59,009

Registration fees                                                       39,342

Prospectus and shareholders' reports                                    29,982

Custodian fees--Note 3(b)                                               16,324

Trustees' fees and expenses--Note 3(c)                                  10,829

Miscellaneous                                                           11,960

TOTAL EXPENSES                                                       1,872,590

INVESTMENT INCOME--NET                                              20,746,595
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and securities sold short:

   Long transactions                                                (8,103,683)

   Short sale transactions                                            3,874,759

NET REALIZED GAIN (LOSS)                                            (4,228,924)

Net unrealized appreciation (depreciation) on investments            10,890,278

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                6,661,354

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 27,407,949

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended October 31,
                                                  ------------------------------

                                                     1999                1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         20,746,595           19,868,237

Net realized gain (loss) on investments       (4,228,924)          (7,282,385)

Net unrealized appreciation (depreciation)
   on investments                              10,890,278         (46,390,352)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   27,407,949         (33,804,500)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                       (20,916,521)         (19,328,799)

Net realized gain on investments                     --              (141,121)

TOTAL DIVIDENDS                              (20,916,521)         (19,469,920)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  92,722,277         190,636,895

Dividends reinvested                           14,009,373          13,452,641

Cost of shares redeemed                     (101,278,631)        (141,818,296)

Redemption fee                                     84,838             409,632

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS             5,537,857          62,680,872

TOTAL INCREASE (DECREASE) IN NET ASSETS        12,029,285           9,406,452
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           130,224,057          120,817,605

END OF PERIOD                                 142,253,342          130,224,057

Undistributed investment income--net            2,492,516            2,662,442
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     8,142,569           12,746,280

Shares issued for dividends reinvested          1,251,388              957,437

Shares redeemed                               (8,814,025)         (10,120,402)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     579,932            3,583,315

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                           Year Ended October 31,
                                                                     -----------------------------------------------------------

                                                                     1999             1998             1997          1996(a)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                11.06            14.76            13.83            12.50

Investment Operations:

Investment income--net                                               1.55             1.55             1.58              .69

Net realized and unrealized

   gain (loss) on investments                                         .48            (3.69)            1.05             1.19

Total from Investment Operations                                     2.03            (2.14)            2.63             1.88

Distributions:

Dividends from investment income--net                               (1.58)          (1.57)           (1.56)             (.55)

Dividends from net realized
   gain on investments                                                --             (.02)            (.23)               --

Total Distributions                                                 (1.58)          (1.59)           (1.79)             (.55)

Redemption fees added to paid-in capital                              .01(b)          .03(b)           .09(b)             --

Net asset value, end of period                                      11.52           11.06            14.76             13.83
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                    19.61          (16.28)           21.13             25.14(c)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                                1.08            1.06              .71               .02(c)

Ratio of interest expense to average net assets                       .14             .15              .34               .27(c)

Ratio of net investment income

   to average net assets                                            13.50           10.87            11.72             11.33(c)

Decrease reflected in above expense ratios

   due to undertakings by the Manager                                 --              --               .43              1.55(c)

Portfolio Turnover Rate                                             41.72          117.34           252.50            233.62(d)
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                             142,253         130,224          120,818             24,857

(A) FROM MARCH 25, 1996 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1996.

(B) BASED ON AVERAGE SHARES OUSTANDING AT EACH MONTH END.

(C) ANNUALIZED.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus High Yield Securities Fund (the "fund") is a separate diversified series of Dreyfus Debt and Equity Funds (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering six series including the fund. The fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation Premier Mutual Fund Services, Inc. (the "Distributor" ) is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $2,169 during the period ended October 31, 1999 based on available cash balances left on deposit. Interest earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the fund to declare and pay dividends quarterly from investment income-net. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The  fund  has  an  unused  capital  loss carryover of approximately $11,526,000 available  for  Federal  income  tax  purposes  to be applied against future net
securities    profits,    if    any,    realized   subsequent   to
                                                                      The  Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

October 31, 1999. If not applied, $7,297,000 of the carryover expires in fiscal 2006 and $4,229,000 expires in fiscal 2007.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended October 31, 1999 was approximately $4,060,500, with a related weighted average annualized interest rate of 5.33%.

NOTE 3--Management Fee and Other Transactions  With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .65 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1999, the fund was charged $384,314 pursuant to the Shareholder Services Plan.


The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 1999, the fund was charged $47,125 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 1999, the fund was charged $16,324 pursuant to the custody agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions through
the    use    of    the    fund'   s    Exchange    privilege.

NOTE 4--Securities Transactions:

(a) The following summarizes the aggregate amount of purchases and sales (including paydowns) of investment securities and securities sold short, excluding short-term securities, during the period ended October 31, 1999:

                                      Purchases ($)      Sales ($)
--------------------------------------------------------------------------------

Long transactions                        61,935,037     70,849,930

Short sale transactions                   2,730,591      6,605,350

     TOTAL                               64,665,628     77,455,280

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund would realize a gain if the price of the security declines between those dates. The fund' s long
                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

security positions serve as collateral for the open short positions. At October 31, 1999, there were no securities sold short outstanding.

(b) At October 31, 1999, accumulated net unrealized depreciation on investments was $31,275,560, consisting of $8,553,832 gross unrealized appreciation and $39,829,392 gross unrealized depreciation.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus High Yield Securities Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus High Yield Securities Fund (one of the funds constituting Dreyfus Debt and Equity Funds) as of October 31, 1999 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Dreyfus High Yield Securities Fund at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


New York, New York

December 10, 1999

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates 19.73% of the ordinary dividends paid during the fiscal year ended October 31, 1999 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2000 of the percentage applicable to the preparation of their 1999 income tax returns.


                                                           For More Information

                        Dreyfus High Yield Securities Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation                                  043AR9910



Dreyfus Premier
High Yield Debt
Plus Equity Fund

ANNUAL REPORT October 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            20   Notes to Financial Statements

                            25   Report of Independent Auditors

                            26   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                               High Yield Debt Plus Equity Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier High Yield Debt Plus Equity Fund, covering the 12-month period from November 1, 1998 through
October 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Roger King and John Koerber, portfolio managers and members of the Dreyfus Taxable Fixed Income Team.

The past 12 months have been highly volatile for stocks and bonds, which began the reporting period in the wake of a sharp correction caused primarily by the spread of the global financial crisis in overseas markets. The Federal Reserve Board responded to the crisis last fall by reducing short-term interest rates. Its strategy apparently was effective, and the U.S. economy remained strong through the remainder of the reporting period.

Because inflation is more likely to rise in a strong economy, the U.S. bond market generally declined during the first 10 months of 1999. To help forestall a rise of inflation, the Federal Reserve Board raised short-term interest rates twice during the summer of 1999, effectively reversing most of last fall's interest-rate cuts.

Despite weakness in the U.S. stock market toward the end of the reporting period, these economic conditions generally supported stock prices throughout the year. Technology stocks and other stocks with high earnings growth rates provided the highest overall returns, while value-oriented and small-cap stocks generally lagged the market averages.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier High Yield Debt Plus Equity Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 1999




Discussion of Performance

Roger King and John Koerber, Portfolio Managers Dreyfus Taxable Fixed Income
Team

How did Dreyfus Premier High Yield Debt Plus Equity Fund perform relative to its benchmark?

For the 12-month period ended October 31, 1999, the fund produced a total return of 42.76% for Class A shares, 41.82% for Class B shares, 41.70% for Class C shares and 42.40% for Class T shares.(1) This compares to a 5.61% return for the fund' s benchmark, the Merrill Lynch High-Yield Master II index for the same period.(2)

We attribute the fund's performance to two principal factors. First, through the midpoint of the fund' s fiscal year, the overall high yield market staged a general recovery from the extraordinarily depressed levels reached in the wake of the Asian financial crisis. Second, a number of the market segments in which the fund was most heavily invested, including telecommunications and broadcasting, showed exceptional strength in the first half of the reporting period.

While we were pleased with the fund's performance, almost all the gain was achieved in the first half of the fiscal year. A portion of that gain was recovery from previous underperformance by the fund.

What is the fund's investment approach?

The fund seeks to maximize total return in two ways. First, we invest in fixed-income securities issued by companies with credit ratings below investment grade. Second, we purchase stock in companies that issue below investment-grade debt. Issuers of below investment-grade debt are perceived by the marketplace as carrying a higher element of risk than more established companies, and therefore
issuers   must   offer   a   higher   yield   to   compensate  for  that  risk.

Our approach to the selection of individual bonds is based on careful credit analysis -- our projection of an issuer's ability to meet its obligations. Our emphasis is on uncovering out-of-favor companies that we believe are
undervalued.   We   search  for  likely  changes  in  ownership,  man  The  Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

agement  or  business  strategy -- events that could lead the market to discover
the   value   we   see   and  create  the  potential  for  price  appreciation.

Of the approximately 2,000 companies issuing high yield bonds, about one-third also issue common stock. We review these companies to find about one dozen stocks that we believe have the greatest potential for growth. When evaluating stocks, we look at factors that are similar to those we consider when purchasing high yield bonds. Because stocks have greater return potential, and because we believe the common equity of all high yield issuers is underfollowed, we believe that purchasing a select portfolio of this asset class potentially can enhance returns. Of course, equities also can increase share price and investment return
volatility    as    well    as    the    potential    for    losses.

What other factors influenced the fund's performance?

When the reporting period began, fixed-income investors were concerned that economic weakness in overseas markets might reduce earnings growth for many companies in the United States, including issuers of high yield bonds. It quickly became apparent, however, that these fears were largely unfounded. In fact, the troubled economies of Japan and Southeast Asia strengthened while economic growth in the U.S. barreled ahead. In this environment, the high yield market recovered from the steep drop it experienced in the latter part of 1998.

During May and June, investor sentiment shifted again from a concern that the economy might slow to a fear that it might grow too quickly. As a result of inflation fears, the Federal Reserve Board increased short-term interest rates twice. In response, the fixed-income market experienced a general decline, with the high yield sector declining more than the bond market as a whole.

Pressure on bond prices continued through the third quarter of 1999. The high yield market has fallen, albeit gradually, to levels seen at the depth of the October 1998 financial crisis. The major force driving the decline has been concern  over  calendar-year-end liquidity. In anticipation of problems which we believe  will  likely  prove  unfounded,  many  investors  have  stepped  to the
sidelines,    taking    a    wait-and-see

approach.  A large supply of high yield issues has been met by a weak demand. In
such    a    market,    bond    prices    inevitably    decline.

In addition, the strong performance realized from the fund's holdings of equity and warrants contributed significantly to the fund's achieving such a high level of return. Such a level of return involves accepting increased risk of volatility, and such returns cannot be consistently achieved. Also, because the fund is relatively small in size, this level of return is more easily achieved than in a large fund.

What is the fund's current strategy?

We have worked steadily to restructure the fund to protect it from market instability. In the second half of the year, given the difficulties of the market, we have tended to increasingly favor the income element of high yield bonds over the high growth potential of equities. Thus, we have reduced our equity exposure somewhat. In anticipation of year-end bargains, the fund increased its cash position in the August-September time frame. We believe we have made some attractive purchases in the last several weeks, with the emphasis on increasing our bond exposure. These steps are designed to help us continue to provide shareholders with high levels of income and the potential for capital gain, while attempting to limit exposure to broader market risks. To the extent the fund continues its greater focus on fixed-income securities, it is much less likely that the fund will be able to achieve returns of the kind achieved over the past 12 months.

November 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT THAT WAS IN EFFECT THROUGH OCTOBER 31, 1999. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG L.P. -- THE MERRILL LYNCH HIGH-YIELD MASTER II INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX INCLUDING ALL DOMESTIC AND YANKEE HIGH YIELD BONDS WITH AT LEAST $100 MILLION PAR AMOUNT OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier High Yield Debt Plus Equity Fund Class A shares, Class B shares, Class C shares and Class T shares and the Merrill Lynch High Yield Master II Index

((+))  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C AND CLASS T SHARES OF DREYFUS PREMIER HIGH YIELD DEBT PLUS EQUITY FUND ON 6/29/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MERRILL LYNCH HIGH YIELD MASTER II INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 6/30/98 IS USED AS THE BEGINNING VALUE ON 6/29/98. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A AND CLASS T SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX INCLUDING ALL DOMESTIC AND YANKEE HIGH-YIELD BONDS WITH AT LEAST $100 MILLION PAR AMOUNT OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY. BOTH INTEREST AND PRICE CHANGES FOR THE INDEX ARE CALCULATED DAILY BASED ON AN ACCRUED SCHEDULE AND TRADER PRICING.

THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 10/31/99

                                                                             Inception                                     From
                                                                               Date                 1 Year               Inception
-----------------------------------------------------------------------------------------------------------------------------------

Class A Shares
WITH SALES CHARGE (5.75%)                                                     6/29/98               34.50%                9.21%
WITHOUT SALES CHARGE                                                          6/29/98               42.76%                14.13%

Class B Shares
WITH REDEMPTION*                                                              6/29/98               37.82%               10.43%
WITHOUT REDEMPTION                                                            6/29/98               41.82%               13.31%

Class C Shares
WITH REDEMPTION**                                                             6/29/98               40.70%               13.24%
WITHOUT REDEMPTION                                                            6/29/98               41.70%               13.24%

Class T Shares
WITH SALES CHARGE (4.5%)                                                      6/29/98               36.04%               10.01%
WITHOUT SALES CHARGE                                                          6/29/98               42.40%               13.86%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

*  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND IS
REDUCED TO 0% AFTER SIX YEARS.

** THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% FOR
SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                                                                                         The Fund


STATEMENT OF INVESTMENTS

October 31, 1999

                                                                                              Principal
BONDS AND NOTES--60.9%                                                                       Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

BROADCASTING--4.9%

Scandinavian Broadcasting System,

   Conv. Deb., 7%, 2004                                                                         400,000                  537,000

BUSINESS SERVICES--5.7%

Employee Solutions, Ser. B,

   Sr. Notes, 10%, 2004                                                                         500,000                  302,500

Entex Information Services,

   Sr. Sub. Notes, 12.5%, 2006                                                                  150,000                   60,750

U.S. Office Products,

   Sr. Notes, 9.75%, 2008                                                                       500,000                  257,500

                                                                                                                         620,750

CHEMICALS--2.3%

Trans-Resources, Ser. B,

   Sr. Discount Notes, 0/12%, 2008                                                              500,000  (a)             253,750

CONSUMER--2.0%

Revlon Consumer Products,

   Sr. Sub. Notes, 8.625%, 2008                                                                 400,000                  220,000

FINANCIAL--2.3%

Penncorp Financial,

   Sr. Sub. Notes, 9.25%, 2003                                                                  300,000                  253,500

FOOD & BEVERAGES--2.2%

Chiquita Brands International,

   Conv. Sub. Deb., 7%, 2001                                                                    300,000                  240,000

FOREIGN--4.9%

Comunicacion Celular,

   Sr. Discount Notes, 0/14.125%, 2005                                                          250,000  (a,b)           126,875

UIH Australia/Pacific, Ser.B,

   Sr. Discount Notes, 0/14%, 2006                                                              500,000  (a)             407,500

                                                                                                                         534,375

FOREST PRODUCTS--6.3%

Maxxam Group Holdings,

   Sr. Secured Notes, 12%, 2003                                                                 250,000                  252,500

SF Holdings, Ser. B

   Sr. Secured Discount Notes, 0/12.75%, 2008                                                 1,000,000  (a)             435,000

                                                                                                                         687,500

GAMING--2.3%

Jazz Casino,

   Sr. Notes, 5.927%, 2009                                                                      400,000  (c)             253,241


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL--1.4%

Paging Network,

   Sr. Notes, 10%, 2008                                                                         500,000                  152,500

INDUSTRIAL SERVICES--7.8%

American Eco, Ser. B,

   Sr. Notes, 9.625%, 2008                                                                      750,000                  438,750

ICF Kaiser International,

   Sr. Sub. Notes, 13%, 2003                                                                    825,000  (d)             415,594

                                                                                                                         854,344

POLLUTION CONTROL--3.2%

Envirosource,

   Sr. Notes, 9.75%, 2003                                                                       575,000                  347,875

RETAIL--1.5%

J. Crew Group, Ser. B,

   Sr. Discount Notes, 0/13.125%, 2008                                                          350,000  (a)             166,250

SHIPPING--2.4%

Holt Group,

   Sr. Notes, 9.75%, 2006                                                                       400,000                  263,000

STEEL--.1%

Recycling Industries,

   Sr. Sub. Notes, 13%, 2005                                                                    200,000  (d)               7,000

TECHNOLOGY--2.7%

Therma-Wave, Ser. B,

   Sr. Notes, 10.625%, 2004                                                                     400,000                  302,000

TELECOMMUNICATION/CARRIERS--2.9%

FirstWorld Communications,

   Sr. Discount Notes, 0/13%, 2008                                                              600,000  (a)             324,000

TEXTILES--3.5%

Pillowtex, Ser. B,

   Sr. Notes, 9%, 2007                                                                          400,000                  142,000

Sassco Fashions,

   Sr. Notes, 12.75%, 2004                                                                      200,000                  194,000

Texfi Industries,

   Sr. Sub. Deb., 8.75%, 1999                                                                   244,000  (d)              53,680

                                                                                                                         389,680

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION--2.5%

Terminal Railroad Association,

   First Mortgage, 4%, 2019                                                                     375,000                  279,377

TOTAL BONDS AND NOTES

   (cost $6,792,163)                                                                                                   6,686,142
------------------------------------------------------------------------------------------------------------------------------------


COMMON STOCKS--16.0%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BROADCASTING--1.3%

Sinclair Broadcast Group, Cl. A                                                                  15,000  (e)             150,000

BUILDING MATERIALS--2.2%

Associated Materials                                                                             15,000                  241,875

CHEMICALS--1.3%

American Pacific                                                                                 20,000  (e)             140,000

CONSUMER--4.2%

Coinmachine Laundry                                                                              39,000  (e)             458,250

FOREST PRODUCTS--.0%

SF Holdings, Cl. C                                                                                  200  (b,e)                 2

GAMING--1.3%

Isle of Capri Casinos                                                                            12,000  (e)             142,500

INDUSTRIAL SERVICES--.9%

Emcor Group                                                                                       5,000  (e)              93,750

PAGING--.3%

Arch Communication Group (warrants)                                                             120,992  (e)              34,029

RECREATION--1.5%

American Skiing                                                                                  35,000  (e)             164,062

RESTAURANTS--1.5%

Advantica Restaurant Group (warrants)                                                           376,000  (e)             164,500

TELECOMMUNICATION/CARRIERS--1.5%

FirstWorld Communications (warrants)                                                                600  (b,e)            42,000

GST Telecommunications                                                                           18,000  (e)             121,500

                                                                                                                         163,500

TOTAL COMMON STOCKS

   (cost $1,612,769)                                                                                                   1,752,468



PREFERRED STOCKS--8.0%                                                                           Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BROADCASTING--5.0%

Paxson Communications,

   Cum. Conv., $975.00                                                                               50  (b)             548,750

ENERGY--.4%

Contour Energy,

   Cum. Conv., $2.625                                                                            10,000                   40,000

FOOD & BEVERAGES--1.4%

Nebco Evans Holdings,

   Cum., $11.25                                                                                   5,140                  155,485

SUPERMARKETS--1.2%

Supermarkets General,

   Cum., $3.52                                                                                    4,000  (e)             137,000

TOTAL PREFERRED STOCKS

   (cost $886,560)                                                                                                       881,235
------------------------------------------------------------------------------------------------------------------------------------

                                                                                             Principal
SHORT-TERM INVESTMENTS--16.8%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER:

American Express Credit,

   5.22%, 11/1/1999                                                                             360,000                  360,000

BMW U.S. Capital,

   5.33%, 11/1/1999                                                                             500,000                  500,000

Dow Chemical,

   5.33%, 11/1/1999                                                                             500,000                  500,000

Transamerica Finance,

   5.34%, 11/1/1999                                                                             485,000                  485,000

TOTAL SHORT-TERM INVESTMENTS

   (cost $1,845,000)                                                                                                   1,845,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $11,136,492)                                                             101.7%               11,164,845

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (1.7%)                (192,814)

NET ASSETS                                                                                       100.0%               10,972,031

(A) ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE BECOMES EFFECTIVE UNTIL MATURITY.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS.  AT OCTOBER 31, 1999,
THESE SECURITIES AMOUNTED TO $717,627 OR 6.5% OF NET ASSETS.

(C)  VARIABLE RATE SECURITY-INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(D)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(E)  NON-INCOME PRODUCING SECURITY.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  11,136,492  11,164,845

Cash                                                                     40,970

Interest and dividends receivable                                       196,569

Receivable for shares of Beneficial Interest subscribed                 120,417

Prepaid expenses and other assets                                        20,540

                                                                     11,543,341
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation                                            1,503

Due to Distributor                                                        6,578

Payable for shares of Beneficial Interest redeemed                      300,000

Payable for investment securities purchased                             220,983

Accrued expenses                                                         42,246

                                                                        571,310
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       10,972,031
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      10,493,348

Accumulated distributions in excess of investment income--net          (44,270)

Accumulated net realized gain (loss) on investments                     494,600

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                                28,353
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       10,972,031

NET ASSET VALUE PER SHARE

                                                           Class A               Class B              Class C               Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                            3,643,126            5,198,652            1,268,726               861,527

Shares Outstanding                                          285,204              406,469               99,314                67,402
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                 12.77                12.79                12.77                 12.78

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                             1,338,061

Cash dividends                                                         124,579

TOTAL INCOME                                                         1,462,640

EXPENSES:

Management fee--Note 3(a)                                               81,082

Registration fees                                                       86,854

Distribution fees--Note 3(b)                                            45,555

Shareholder servicing costs--Note 3(c)                                  27,746

Auditing fees                                                           20,963

Prospectus and shareholders' reports                                    11,403

Custodian fees--Note 3(c)                                                6,552

Trustees' fees and expenses--Note 3(d)                                     888

Miscellaneous                                                            8,438

TOTAL EXPENSES                                                         289,481

Less--expense reimbursement from the Manager due to

  undertaking--Note 3(a)                                             (135,817)

NET EXPENSES                                                           153,664

INVESTMENT INCOME--NET                                               1,308,976
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                548,020

Net unrealized appreciation (depreciation) on investments            1,865,042

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,413,062

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,722,038

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                               ---------------------------------

                                                     1999               1998(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,308,976              207,990

Net realized gain (loss) on investments           548,020             (53,420)

Net unrealized appreciation (depreciation)
   on investments                               1,865,042          (1,836,689)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    3,722,038          (1,682,119)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                  (549,069)             (59,567)

Class B shares                                  (604,075)             (52,961)

Class C shares                                  (136,995)             (14,021)

Class T shares                                  (130,308)             (14,240)

TOTAL DIVIDENDS                               (1,420,447)            (140,789)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                    150,176            4,024,588

Class B shares                                  1,767,475            4,180,616

Class C shares                                    436,285            1,088,000

Class T shares                                         --            1,000,000

Dividends reinvested:

Class A shares                                    544,522               59,567

Class B shares                                    550,326               52,961

Class C shares                                    126,521               13,840

Class T shares                                    130,308               14,240

Cost of shares redeemed:

Class A shares                                (1,323,577)                   --

Class B shares                                (1,575,348)                   --

Class C shares                                  (352,652)             (64,500)

Class T shares                                  (330,000)                   --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS              124,036            10,369,312

TOTAL INCREASE (DECREASE) IN NET ASSETS        2,425,627             8,546,404
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             8,546,404                   --

END OF PERIOD                                  10,972,031            8,546,404

Undistributed investment income (Distributions in
   excess of investment income--net              (44,270)               67,201

(A) FROM JUNE 29, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                      Year Ended October 31,
                                               ---------------------------------

                                                     1999               1998(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(B)

Shares sold                                        11,739              321,985

Shares issued for dividends reinvested             44,101                5,722

Shares redeemed                                  (98,343)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (42,503)              327,707
--------------------------------------------------------------------------------

CLASS B(B)

Shares sold                                       139,973              336,268

Shares issued for dividends reinvested             44,405                5,088

Shares redeemed                                 (119,265)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      65,113              341,356
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        33,035               87,040

Shares issued for dividends reinvested             10,213                1,331

Shares redeemed                                  (26,305)              (6,000)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      16,943               82,371
--------------------------------------------------------------------------------

CLASS T

Shares sold                                            --               80,000

Shares issued for dividends reinvested             10,544                1,368

Shares redeemed                                  (24,510)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (13,966)               81,368

(A) FROM JUNE 29, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) DURING THE PERIOD ENDED OCTOBER 31, 1999, 4,592 CLASS B SHARES REPRESENTING $57,015 WERE AUTOMATICALLY CONVERTED TO 4,599 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                     Year Ended October 31,
                                               -----------------------------

CLASS A SHARES                                       1999           1998(a)
----------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                10.27             12.50

Investment Operations:

Investment income--net                               1.65               .27

Net realized and unrealized gain (loss)
   on investments                                    2.59             (2.31)

Total from Investment Operations                     4.24             (2.04)

Distributions:

Dividends from investment income--net               (1.74)             (.19)

Net asset value, end of period                      12.77             10.27
----------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                 42.76            (16.38)(c)
----------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets              1.00              1.00(d)

Ratio of net investment income
   to average net assets                            12.71              7.07(d)

Decrease reflected in above expense ratios
   due to undertaking by the Manager                 1.26              2.26(d)

Portfolio Turnover Rate                            135.77             42.54(c)
----------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)               3,643             3,364

(A)  FROM JUNE 29, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                     Year Ended October 31,
                                               ---------------------------

CLASS B SHARES                                       1999         1998(a)
--------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                10.26          12.50

Investment Operations:

Investment income--net                               1.47            .24

Net realized and unrealized gain (loss)
   on investments                                    2.69          (2.32)

Total from Investment Operations                     4.16          (2.08)

Distributions:

Dividends from investment income--net               (1.63)          (.16)

Net asset value, end of period                      12.79          10.26
--------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                 41.82         (16.64)(c)
--------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets              1.75           1.75(d)

Ratio of net investment income
   to average net assets                            11.63           6.32(d)

Decrease reflected in above expense ratios
   due to undertaking by the Manager                 1.26           2.26(d)

Portfolio Turnover Rate                            135.77          42.54(c)
--------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)               5,199           3,503

(A)  FROM JUNE 29, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                     Year Ended October 31,
                                               --------------------------------

CLASS C SHARES                                       1999             1998(a)
-------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                10.25             12.50

Investment Operations:

Investment income--net                               1.48               .25

Net realized and unrealized gain (loss)
   on investments                                    2.67             (2.33)

Total from Investment Operations                     4.15             (2.08)

Distributions:

Dividends from investment income--net               (1.63)             (.17)

Net asset value, end of period                      12.77             10.25
--------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                 41.70            (16.64)(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets              1.75              1.75(d)

Ratio of net investment income
   to average net assets                            11.56              6.29(d)

Decrease reflected in above expense ratios
   due to undertaking by the Manager                 1.26              2.26(d)

Portfolio Turnover Rate                            135.77             42.54(c)
--------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)               1,269               844

(A)  FROM JUNE 29, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                     Year Ended October 31,
                                               ---------------------------------

CLASS T SHARES                                       1999            1998(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                10.26            12.50

Investment Operations:

Investment income--net                               1.63              .26

Net realized and unrealized gain (loss)
   on investments                                    2.59            (2.32)

Total from Investment Operations                     4.22            (2.06)

Distributions:

Dividends from investment income--net               (1.70)            (.18)

Net asset value, end of period                      12.78            10.26
--------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                 42.40           (16.44)(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets              1.25             1.25(d)

Ratio of net investment income
   to average net assets                            12.49             6.82(d)

Decrease reflected in above expense ratios
   due to undertaking by the Manager                 1.26             2.26(d)

Portfolio Turnover Rate                            135.77            42.54(c)
--------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                862               835

(A)  FROM JUNE 29, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier High Yield Debt Plus Equity Fund (the "fund") is a separate non-diversified series of Dreyfus Debt and Equity Funds (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B, Class C and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

As of October 31, 1999, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held the following shares:

     Class A . . . . . . . . . . 270,947    Class C  . . . . . . . . . .66,829

     Class B . . . . . . . . . . 267,117    Class T  . . . . . . . . . .67,402


The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $468 during the period ended October 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare and pay dividends from investment income-net quarterly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended October 31, 1999, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions  With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from November 1, 1998 through October 31, 2000 to reduce the management fee paid by, or reimburse such excess expenses of the fund, to the extent that the fund's aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings, Rule 12b-1 distribution fees and expenses, shareholder services fee and extraordinary expenses, exceed an annual rate of .75 of 1% of the value of the fund' s average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $135,817 during the period ended October 31, 1999.

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $3,707 during the period ended October 31, 1999, from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of their average daily net assets and Class T shares pay the Distributor at the annual rate of .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended October 31, 1999, Class B, Class C and Class T shares were charged $35,076, $7,996 and $2,483, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1999, Class A, Class B, Class C and Class T shares were charged $10,187, $11,692, $2,665 and $2,483, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 1999, the fund was charged $301 pursuant to the transfer agency agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 1999, the fund was charged $6,552 pursuant to the custody agreement.

(D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(E) During the period ended October 31, 1999, the fund incurred total brokerage commissions of $8,360, of which $1,370 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financal Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1999, amounted to $12,968,006 and $13,551,610, respectively.

At October 31, 1999, accumulated net unrealized appreciation on investments was $28,353, consisting of $933,728 gross unrealized appreciation and $905,375 gross unrealized depreciation.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Premier High Yield Debt Plus Equity Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier High Yield Debt Plus Equity Fund (one of the funds constituting Dreyfus Debt and Equity Funds) as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier High Yield Debt Plus Equity Fund at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


New York, New York

December 10, 1999

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates 6.60% of the ordinary dividends paid during the fiscal year ended October 31, 1999 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2000 of the percentage applicable to the
preparation    of    their    1999    income    tax    returns.


NOTES

                                                           For More Information

                        Dreyfus Premier High Yield Debt Plus Equity Fund 200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 1999 Dreyfus Service Corporation                              046/246AR9910



Dreyfus Premier
Real Estate
Mortgage Fund

ANNUAL REPORT October 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Cash Flows

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            21   Notes to Financial Statements

                            27   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                      Real Estate Mortgage Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Real Estate Mortgage Fund, covering the 12-month period from November 1, 1998 through October 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Michael Hoeh.

The past 12 months have been highly volatile for most bonds. Although U.S. Treasury securities began the reporting period in the wake of a rally caused primarily by a "flight to quality" amid the spread of the global financial crisis in overseas markets, most higher yielding sectors of the bond market had declined sharply. The Federal Reserve Board responded to the global financial crisis last fall by reducing short-term interest rates. Its strategy apparently was effective, and the U.S. economy remained strong through the remainder of the
reporting    period.

Because inflation is more likely to rise in a strong economy, the overall bond market -- including U.S. Treasury securities -- declined during the first 10 months of 1999. To help forestall a rise of inflation, the Federal Reserve Board raised short-term interest rates twice during the summer of 1999, effectively reversing most of last fall's interest-rate cuts. Higher interest rates led to some erosion of bond prices, especially among the higher yielding market sectors. In this environment, however, the yields of many higher yielding bonds -- including corporate bonds and U.S. government agency securities -- have recently been quite attractive compared to the yields of U.S. Treasury securities of comparable maturity.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier Real Estate Mortgage Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 1999




DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager

Dreyfus Taxable Fixed Income Team

How did Dreyfus Premier Real Estate Mortgage Fund perform relative to its benchmark?

The fund's Class A shares produced a 5.41% total return for the 12-month period ended October 31, 1999.(1) This performance compared very favorably with the fund' s benchmarks, the Standard & Poor's Real Estate Investment Trust Composite Index(2) and Lehman Brothers Aggregate Bond Index,(3) which returned -7.73% and
0.53%   , respectively.

The public offering of the fund' s Class B, C, R, and T shares commenced on December 24, 1998. From December 24, 1998 through October 31, 1999, Class B shares returned 4.88% , Class C shares returned 5.05%, Class R shares returned 6.02% and Class T shares returned 5.51%.

The fund was successful because of its "hybrid" structure and approach to real estate investing, which includes diversifying into both equity and fixed-income securities. Under the past year's economic and market conditions, fixed-income real estate securities provided much better returns than equity real estate securities.

What is the fund's investment approach?

The fund seeks to maximize total return, including both capital appreciation and current income. The fund invests primarily in mortgage-related debt securities, including below investment-grade issues, but maintains an average credit quality of BBB or higher for its fixed-income investments. It also invests in REIT debt
and    equity,    and    other    real    estate-related    equities.

We use a three-step investment approach:

*Based on our analysis of the real estate market and risk-adjusted return projections, we allocate the fund' s assets among commercial and residential mortgage-backed securities, U.S. government agency mortgages, commercial mortgage obligations, asset-backed securities, REIT debt, and REIT common and
preferred    stocks.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

*Quantitative analytical tools help us identify the market's most attractive mortgage-related investments. We strive to keep the fund' s fixed-income securities within a 20% range above and below the duration of the Lehman Brothers Aggregate Bond Index.

*We conduct fundamental analysis of REIT debt and equity investments to find those in markets with improving rental rates and low levels of new construction. To help limit risk, we diversify the fund's REIT holdings both geographically and across market sectors.

What other factors influenced the fund's performance?

Economic and market conditions of the past year were generally positive for real estate debt securities, but provided a poor environment for real estate equities.

When  the  reporting  period  began,  the  U.S.  stock and bond markets had just completed a period of heightened turmoil. The spread of the global credit and currency crisis and the concurrent failure of a large U.S. hedge fund caused domestic and overseas investors to shift assets away from the riskier, higher return sectors of the financial markets, causing their prices to decline sharply. Credit-sensitive securities -- including many high yielding fixed-income instruments --were particularly hard hit.

The Federal Reserve Board and many other nations' central banks responded by reducing key short-term interest rates in an effort to restore liquidity to the financial markets. The central bankers' strategy evidently worked, because it became apparent early in 1999 that the credit and currency crisis was easing. Faced with a robust U.S. economy and the prospect of recovery overseas, investors once again became comfortable with non-U.S. government guaranteed assets, causing their prices to rise. However, equity investors continued to focus almost exclusively on large-capitalization growth stocks and technology companies. During the summer of 1999, the Federal Reserve reversed course by raising short-term interest rates twice, effectively offsetting most of last fall's rate cuts.

These economic conditions proved to be adverse for small-capitalization value stocks in general and REITS in particular. REITS were also punished because of industry-specific factors, including an increase in supply of commercial and industrial real estate and increased new construction.


What is the fund's current strategy?

The fund responded to the changing economic environment by allocating 75% of its assets to real estate fixed-income investments and 25% to real estate equity investments. This strategy served us well as bond prices recovered from last fall' s turmoil, especially among credit-sensitive residential and commercial
mortgage-backed    securities.

The fund also benefited from its equity security selection strategy, which focused primarily on the office sector. Despite the general weakness of real estate stocks, several of our holdings contributed positively to the fund's performance when they became acquisition targets.

More recently, we have increased the fund's exposure to equity investments. After falling nearly 15% over the past year, we believe that real estate equities offer outstanding values, especially at current high dividend levels. We hope to participate early in the recovery of real estate equities, just as we positioned the fund for success last year by over-weighting the real estate market's then undervalued fixed-income sector. Of course, as market and economic conditions change, our approach may change.

Because we believe that the bulk of interest-rate hikes are behind us, we have extended the average duration of the fund's fixed-income component in order to lock in prevailing yields.

November 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICES, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH OCTOBER 31, 2000, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG L.P. -- THE STANDARD & POOR'S REAL ESTATE INVESTMENT TRUST (REIT) COMPOSITE INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF 100 STOCKS DESIGNED TO MEASURE THE PERFORMANCE OF REAL ESTATE INVESTMENT TRUSTS, COMMONLY KNOWN AS REITS, WITH A BASE VALUE OF 100 AS OF DECEMBER 31, 1996. THE INDEX INCLUDES REINVESTED DIVIDENDS.

(3) SOURCE: BLOOMBERG L.P. -- THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF CORPORATE, GOVERNMENT AND GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE- AND ASSET-BACKED SECURITIES. THE INDEX INCLUDES REINVESTED DIVIDENDS.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Real Estate Mortgage Fund Class A shares with the Lehman Brothers Aggregate Bond Index and the Standard & Poor's Real Estate Investment Trust Composite Index

((+))  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER REAL ESTATE MORTGAGE FUND ON 9/30/97 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE LEHMAN BROTHERS AGGREGATE BOND INDEX AS WELL AS TO THE STANDARD & POOR'S REAL ESTATE INVESTMENT TRUST COMPOSITE INDEX (THE "REIT INDEX") WHICH ARE DESCRIBED BELOW. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C, CLASS R AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE LEHMAN BROTHERS AGGREGATE BOND INDEX, THE FUND'S PRIMARY BENCHMARK INDEX, IS A WIDELY ACCEPTED, UNMANAGED INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES. THE REIT INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF 100 STOCKS DESIGNED TO MEASURE THE PERFORMANCE OF REAL ESTATE INVESTMENT TRUSTS, COMMONLY KNOWN AS REITS (BASE VALUE OF 100 AS OF DECEMBER 31, 1996). THE INDEX INCLUDES REINVESTED DIVIDENDS. THE REIT INDEX ALSO IS BEING USED BECAUSE OF THE FUND'S INVESTMENT IN REITS. THE INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 10/31/99

                                                   Inception                                                        From

                                                     Date                           1 Year                        Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH SALES CHARGE (5.75%)                           9/30/97                         (0.66)%                         2.24%
WITHOUT SALES CHARGE                                9/30/97                          5.41%                          5.17%
------------------------------------------------------------------------------------------------------------------------------------

Actual Aggregate Total Returns AS OF 10/31/99

                                                   Inception                                                        From

                                                     Date                           1 Year                        Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
WITH REDEMPTION((+))                               12/24/98                           --                            0.97%
WITHOUT REDEMPTION                                 12/24/98                           --                            4.88%

CLASS C SHARES
WITH REDEMPTION((+)(+))                            12/24/98                           --                            4.07%
WITHOUT REDEMPTION                                 12/24/98                           --                            5.05%

CLASS R SHARES                                     12/24/98                           --                            6.02%

CLASS T SHARES
WITH SALES CHARGE (4.5%)                           12/24/98                           --                            0.75%
WITHOUT SALES CHARGE                               12/24/98                           --                            5.51%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND
IS REDUCED TO 0% AFTER SIX YEARS.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                                                                                         The Fund



STATEMENT OF INVESTMENTS

October 31, 1999

                                                                                              Principal
BONDS AND NOTES--93.1%                                                                       Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES--3.5%

Nomura Depositor Trust,

   Ser. 1998-STI, Cl. B-2, 9.656%, 2003                                                         500,000  (a,b)           451,641

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--21.6%

DLJ Mortgage Acceptance,

   Ser. 1997-CF2, Cl. B-3TB, 6.99%, 2009                                                        200,000  (a)             164,938

GGP Ala Moana,

   Ser. 1999-C1, Cl. D, 6.516%, 2004                                                            500,000  (a,b)           497,812

GS Mortgage Securities II,

   Ser. 1998-GS1, Cl. D, 6.209%, 2000                                                           250,000  (a,b)           249,220

Library Tower Trust I,

   Ser. 1998-I, Cl. B, 6.66%, 2029                                                              500,000  (a)             467,001

Mall Asset Realty Trust,

   Ser. 1999-1A, Cl. F, 5.9337%, 2001                                                           500,000  (a,b)           478,750

Merrill Lynch Mortgage Investors,

   Ser. 1997-SD1, Cl. E, 6.4375%, 2010                                                          775,000  (a,b)           717,238

Trizec Hahn Office Properties Trust,

   Ser. 1999-TOPA, Cl. D, 6.58%, 2007                                                           200,000  (a,b)           198,312

                                                                                                                       2,773,271

REAL ESTATE INVESTMENT TRUST--3.4%

Crescent Real Estate Equities,

   Notes, 7.5%, 2007                                                                            500,000  (a)             438,081

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--35.6%

Bank of America Mortgage Securities:

   Ser. 1999-6, Cl. B-5, 6.25%, 2024                                                            296,939  (a)             185,308

   Ser. 1999-10, Cl. B-6,2014                                                                   225,139  (a)              44,606

Chase Mortgage Finance:

   Ser. 1998-S3, Cl. B-4, 6.5%, 2013                                                            318,918  (a)             212,629

   Ser. 1998-S3, Cl. B-5, 6.5%, 2013                                                            425,404  (a)              93,589

   Ser. 1998-S5, Cl. B-5, 6.5%, 2013                                                            300,041  (a)              66,009

   Ser. 1999-S7, Cl. B-4, 6.25%, 2014                                                           183,912  (a)             118,451

   Ser. 1999-S13, Cl. B-3, 6.5%, 2014                                                           525,000  (a)             402,549

   Ser. 1999-S13, Cl. B-4, 6.5%, 2014                                                           225,000  (a)             145,151

   Ser. 1999-S13, Cl. B-5, 6.5%, 2014                                                           225,704  (a)              42,884

GE Capital Mortgage Services:

   Ser. 1998-16, Cl. B-4, 6.5%, 2013                                                            357,724  (a)             236,601

   Ser. 1998-16, Cl. B-5, 6.5%, 2013                                                            357,727  (a)              78,700

Norwest Asset Securities:

   Ser. 1997-17, Cl. B-5, 7.25%, 2027                                                         1,031,093  (a)             288,706

   Ser. 1997-20, Cl. B-4, 6.75%, 2012                                                           235,089  (a)             181,707

   Ser. 1998-2, Cl. B-4, 6.5%, 2028                                                             369,162                  220,574


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.  (CONTINUED)

Norwest Asset Securities (continued):

   Ser. 1998-2, Cl. B-5, 6.5%, 2028                                                             369,698                   68,452

   Ser. 1998-9, Cl. B-5, 6.5%, 2028                                                             270,433  (a)             170,789

   Ser. 1998-9, Cl. B-6, 6.5%, 2028                                                             406,686  (a)              75,301

   Ser. 1998-19, Cl. B-6, 6.5%, 2013                                                            321,726  (a)              79,325

   Ser. 1999-19, Cl. B-5, 6.25%, 2014                                                           370,937  (a)             218,853

   Ser. 1999-19, Cl. B-6, 6.25%, 2014                                                           370,591  (a)              68,617

   Ser. 1999-22, Cl. B-5, 6.25%, 2014                                                           298,018  (a)             191,942

PNC Mortgage Securities:

   Ser. 1997-8, Cl. 3B-4, 6.75%, 2012                                                           240,670  (a)             195,590

   Ser. 1997-8, Cl. 3B-5, 6.75%, 2012                                                           192,535  (a)             131,442

   Ser. 1997-8, Cl. 3B-6, 6.75%, 2012                                                           192,533  (a)              46,208

   Ser. 1998-2, Cl. 3B-6, 6.75%, 2013                                                           363,690  (a)              87,286

   Ser. 1998-2, Cl. 4B-6, 6.75%, 2027                                                           261,676  (a)              60,186

Residential Funding Mortgage Securities I:

   Ser. 1995-J1, Cl. 2, 9.128%, 2023                                                            388,818  (a,b)           306,255

   Ser. 1998-NS1, Cl. B-2, 6.375%, 2009                                                          71,584  (a)              47,536

   Ser. 1998-NS1, Cl. B-3, 6.375%, 2009                                                         214,689  (a)              69,640

   Ser. 1998-S16, Cl. B-2, 6.5%, 2013                                                           218,838  (a)             128,089

   Ser. 1998-S16, Cl. B-3, 6.5%, 2013                                                           218,842  (a)              53,787

   Ser. 1998-S22, Cl. B-2, 6.5%, 2013                                                           367,614                  242,281

                                                                                                                       4,559,043

U.S. GOVERNMENTS--5.9%

U. S. Treasury Notes,

   6%, 8/15/2004                                                                                750,000                  752,078

U.S. GOVERNMENT AGENCIES--23.1%

Federal Home Loan Mortgage,

  REMIC, Multiclass Mortgage Participation Ctfs.,

  (Interest Only Obligation):

   Ser. 1499, Cl. E, 7%, 2023                                                                   864,285  (c,d)           412,912

   Ser. 1542, Cl. QC, 7%, 2020                                                                  750,000  (c,d)            62,490

   Ser. 1995, Cl. PY, 7%, 2027                                                                  875,000  (c,d)           331,816

   Ser. 2153, Cl. PI, 6.5%, 2016                                                              1,318,229  (d)             301,133

Federal National Mortgage Association,

  REMIC, Multiclass Mortgage Participation Ctfs.,

  (Interest Only Obligation):

   Ser. 1993-119, Cl. JA, 7%, 2019                                                              585,582  (d)              14,581

   Ser. 1998-17, Cl. PL, 7%, 2019                                                             1,250,000  (c,d)           161,813

Government National Mortgage Association I:

   6%                                                                                           500,000  (e)             464,215

   7%                                                                                           250,000  (e)             245,312

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES (CONTINUED)

Government National Mortgage Association I (continued):

  Project Notes:

   6.45%, 11/15/2033                                                                            496,628                  482,658

   6.625%, 8/15/2028                                                                            495,150                  487,876

                                                                                                                       2,964,806

TOTAL BONDS AND NOTES

   (cost $12,967,271)                                                                                                 11,938,920
------------------------------------------------------------------------------------------------------------------------------------

EQUITY-RELATED SECURITIES--29.4%                                                                 Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS

REAL ESTATE INVESTMENT TRUSTS--27.2%

AMB Property                                                                                     15,000                  298,125

Alexandria Real Estate                                                                           12,000                  345,000

Crescent Real Estate Equities                                                                    34,000                  567,375

Equity Residential Properties Trust                                                              10,000                  418,125

Meditrust                                                                                        29,200                  235,425

Nationwide Health Properties                                                                     15,000                  248,437

PS Business Parks                                                                                10,000                  226,250

Public Storage                                                                                   10,000                  241,250

Simon Property Group                                                                             15,000                  345,938

Spieker Properties                                                                               10,000                  349,375

Trammell Crow                                                                                    15,000                  217,500

                                                                                                                       3,492,800

REAL ESTATE--2.2%

Trizec Hahn                                                                                      15,000                  277,500

TOTAL EQUITY-RELATED SECURITIES

   (cost $4,102,734)                                                                                                   3,770,300
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $17,070,005)                                                             122.5%               15,709,220

LIABILITIES, LESS CASH AND RECEIVABLES                                                          (22.5%)              (2,891,533)

NET ASSETS                                                                                       100.0%               12,817,687

A SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT OCTOBER 31, 1999, THESE
SECURITIES AMOUNTED TO $7,690,729 OR 60.0% OF NET ASSETS.

B VARIABLE INTEREST RATE--INTEREST RATE SUBJECT TO CHANGE PERIODICALLY.

C SECURITIES HELD IN WHOLE OR IN PART BY THE CUSTODIAN IN A SEGREGATED ACCOUNT
AS COLLATERAL FOR SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS.

D REFLECTS NOTIONAL FACE.

E PURCHASED ON A FORWARD COMMITMENT BASIS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  17,070,005  15,709,220

Cash                                                                    190,792

Receivable for investment securities sold                               831,205

Dividends and interest receivable                                       200,267

Paydowns receivable                                                       7,887

Prepaid expenses                                                         57,383

Due from The Dreyfus Corporation and affiliates                           2,930

                                                                     16,999,684
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to Distributor                                                        2,673

Bank loan payable--Note 2                                             2,310,000

Payable for investment securities purchased                           1,798,029

Interest payable--Note 2                                                 48,091

Accrued expenses                                                         23,204

                                                                      4,181,997
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       12,817,687
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      14,355,586

Accumulated undistributed investment income--net                        141,839

Accumulated net realized gain (loss) on investments                   (318,953)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                            (1,360,785)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       12,817,687

NET ASSET VALUE PER SHARE

                                      Class A            Class B          Class C              Class R               Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                     12,452,179             79,946            3,542              280,964                 1,056

Shares Outstanding                  1,106,785              7,154              316               24,998                93.952
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                        11.25              11.17            11.21                11.24                 11.24

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                      The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                             1,354,706

Cash dividends                                                         345,878

TOTAL INCOME                                                         1,700,584

EXPENSES:

Management fee--Note 3(a)                                               86,712

Interest expense--Note 2                                               214,953

Registration fees                                                       67,044

Shareholder servicing costs--Note 3(c)                                  35,517

Auditing fees                                                           17,346

Prospectus and shareholders' reports                                    14,047

Custodian fees--Note 3(c)                                                5,540

Trustees' fees and expenses--Note 3(d)                                   1,115

Legal fees                                                               1,036

Distribution fees--Note 3(b)                                               229

Miscellaneous                                                           19,320

TOTAL EXPENSES                                                         462,859

Less--expense reimbursement from the Manager due to
  undertaking--Note 3(a)                                             (127,617)

NET EXPENSES                                                           335,242

INVESTMENT INCOME--NET                                               1,365,342
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4:

Net realized gain (loss) on investments                              (245,082)

Net unrealized appreciation (depreciation) on investments            (413,593)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               (658,675)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   706,667

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CASH FLOWS

Year Ended October 31, 1999

--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES ($):

Dividends and interest received                     1,690,740

Interest and loan commitment fees paid               (190,352)

Operating expenses paid                              (122,762)

                                                                     1,377,626
--------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES ($):

Purchases of portfolio securities                 (47,721,217)

Proceeds from sales of portfolio securities        48,724,914        1,003,697
--------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES ($):

Proceeds from fund shares sold                      1,350,728

Payments for fund shares redeemed                  (2,078,836)

Cash dividends paid                                   (68,028)

Net proceeds from bank loans                       (1,172,000)     (1,968,136)
--------------------------------------------------------------------------------

  Increase in cash                                                     413,187

  Cash overdraft at beginning of period                              (222,395)

  Cash at end of period                                                190,792
--------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET CASH
  PROVIDED BY OPERATING ACTIVITIES ($):

Net Increase in Net Assets Resulting from Operations                   706,667

Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:

  Increase in dividends and interest receivable                       (22,655)

  Decrease in paydowns receivable                                       12,811

  Increase in interest payable                                          24,601

  Increase in accrued expenses                                           1,028

  Increase in prepaid expenses                                           (927)

   Increase in due from
      The Dreyfus Corporation and affiliates                           (2,486)

   Decrease in due to Distributor                                         (88)

   Net realized loss on investments                                    245,082

   Net unrealized depreciation on investments                          413,593
--------------------------------------------------------------------------------

NET CASH PROVIDED BY OPERATING ACTIVITIES                            1,377,626

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                                  -----------------------------

                                                  1999(a)                1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,365,342            1,035,615

Net realized gain (loss) on investments         (245,082)              205,391

Net unrealized appreciation (depreciation)
on investments                                  (413,593)             (928,840)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     706,667               312,166
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (1,347,086)            (938,975)

Class B shares                                    (3,216)                   --

Class C shares                                      (137)                   --

Class R shares                                   (15,086)                   --

Class T shares                                       (75)                   --

Net realized gain on investments:

Class A shares                                  (282,340)            (123,741)

TOTAL DIVIDENDS                               (1,647,940)          (1,062,716)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                    962,717            3,543,424

Class B shares                                     82,511                 --

Class C shares                                      3,500                 --

Class R shares                                    301,000                 --

Class T shares                                      1,000                 --

Dividends reinvested:

Class A shares                                  1,571,690            1,039,144

Class B shares                                        818                 --

Class C shares                                        137                 --

Class R shares                                      7,192                 --

Class T shares                                         75                 --

Cost of shares redeemed:

Class A shares                                (2,071,724)          (1,320,983)

Class R shares                                    (7,112)                 --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS              851,804             3,261,585

TOTAL INCREASE (DECREASE) IN NET ASSETS          (89,469)            2,511,035
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            12,907,156           10,396,121

END OF PERIOD                                  12,817,687           12,907,156

Undistributed investment income--net              141,839              144,634

A FROM DECEMBER 24, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999, FOR CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                      Year Ended October 31,
                                               ---------------------------------

                                                  1999(a)                1998
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                        82,330              271,699

Shares issued for dividends reinvested            136,179               79,840

Shares redeemed                                 (179,624)            (103,016)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      38,885              248,523
--------------------------------------------------------------------------------

CLASS B

Shares sold                                         7,081                   --

Shares issued for dividends reinvested                 73                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       7,154                   --
--------------------------------------------------------------------------------

CLASS C

Shares sold                                           304                   --

Shares issued for dividends reinvested                 12                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         316                   --
--------------------------------------------------------------------------------

CLASS R

Shares sold                                        25,025                   --

Shares issued for dividends reinvested                595                   --

Shares redeemed                                     (622)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      24,998                   --
--------------------------------------------------------------------------------

CLASS T

Shares sold                                            87                   --

Shares issued for dividends reinvested                  7                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING          94                   --

A FROM DECEMBER 24, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999, FOR CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                                Year Ended October 31,
                                                                                       -------------------------------------

CLASS A SHARES                                                                         1999          1998        1997(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  12.09         12.69         12.50

Investment Operations:

Investment income--net                                                                 1.22          1.03           .06

Net realized and unrealized gain (loss)
   on investments                                                                      (.57)         (.52)          .13

Total from Investment Operations                                                        .65           .51           .19

Distributions:

Dividends from investment income--net                                                 (1.23)         (.96)           --

Dividends from net realized gain
   on investments                                                                      (.26)         (.15)            --

Total Distributions                                                                   (1.49)        (1.11)            --

Net asset value, end of period                                                        11.25         12.09          12.69
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                       5.41          3.82          17.34(b,c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                                                   .90           .90            .90(c)

Ratio of interest expense to
   average net assets                                                                  1.61          1.66             --

Ratio of net investment income
   to average net assets                                                              10.23          8.13           5.39(c)

Decrease reflected in above expense ratios
   due to undertakings by the Manager                                                   .96           .71           2.77(c)

Portfolio Turnover Rate                                                              267.67        752.42         244.61(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                12,452        12,907         10,396

A   FROM SEPTEMBER 30, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1997.

B   EXCLUSIVE OF REDEMPTION FEE.

C   ANNUALIZED.

D   NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                  Year Ended
CLASS B SHARES                                           October 31, 1999(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  11.47

Investment Operations:

Investment income--net                                                  .77

Net realized and unrealized gain (loss)
  on investments                                                       (.24)

Total from Investment Operations                                        .53

Distributions:

Dividends from investment income--net                                  (.83)

Net asset value, end of period                                        11.17
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                      5.71(b)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets                     1.60(b)

Ratio of interest expense to average net assets                       1.50(b)

Ratio of net investment income
  to average net assets                                               9.57(b)

Decrease reflected in above expense ratios
  due to undertakings by the Manager                                  1.00(b)

Portfolio Turnover Rate                                             267.67
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                    80

A FROM DECEMBER 24, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999

B ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                  Year Ended

CLASS C SHARES                                           October 31, 1999(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   11.47

Investment Operations:

Investment income--net                                                   .80

Net realized and unrealized gain (loss)
  on investments                                                       (.25)

Total from Investment Operations                                         .55

Distributions:

Dividends from investment income--net                                  (.81)

Net asset value, end of period                                         11.21
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                      5.91(b)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets                     1.62(b)

Ratio of interest expense to average net assets                       1.57(b)

Ratio of net investment income

  to average net assets                                               9.50(b)

Decrease reflected in above expense ratios
  due to undertakings by the Manager                                  1.59(b)

Portfolio Turnover Rate                                               267.67
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                      4

A FROM DECEMBER 24, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999

B ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                  Year Ended

CLASS R SHARES                                           October 31, 1999(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   11.47

Investment Operations:

Investment income--net                                                   .95

Net realized and unrealized gain (loss)

  on investments                                                       (.29)

Total from Investment Operations                                         .66

Distributions:

Dividends from investment income--net                                  (.89)

Net asset value, end of period                                         11.24
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                      7.04(b)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets                      .59(b)

Ratio of interest expense to average net assets                       1.45(b)

Ratio of net investment income
  to average net assets                                              10.33(b)

Decrease reflected in above expense ratios
  due to undertakings by the Manager                                   .90(b)

Portfolio Turnover Rate                                               267.67
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                    281

A FROM DECEMBER 24, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999

B ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                  Year Ended

CLASS T SHARES                                           October 31, 1999(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  11.47

Investment Operations:

Investment income--net                                                 1.00

Net realized and unrealized gain (loss)

  on investments                                                      (.39)

Total from Investment Operations                                        .61

Distributions:

Dividends from investment income--net                                 (.84)

Net asset value, end of period                                        11.24
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                      6.45(b)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets                     1.14(b)

Ratio of interest expense to average net assets                       1.62(b)

Ratio of net investment income
  to average net assets                                              10.05(b)

Decrease reflected in above expense ratios
  due to undertakings by the Manager                                  1.83(b)

Portfolio Turnover Rate                                               267.67
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                     1

A FROM DECEMBER 24, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999

B ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Real Estate Mortgage Fund (the "fund" ) is a separate non-diversified series of Dreyfus Debt and Equity Funds (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

The Company's Board of Trustees approved, effective December 24, 1998, a change of the fund's name from "Dreyfus Real Estate Mortgage Fund" to "Dreyfus Premier Real Estate Mortgage Fund," coinciding with the fund implementing a multiple class structure.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B, Class C, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of October 31, 1999, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 897,286 Class A shares of the fund.

                                                              The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in debt securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Investments in equity related securities and financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities
transactions    are    recorded    on    the    identified    cost    basis.

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $808 during the period ended October 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare and pay dividends from investment income-net quarterly. Dividends from net realized capital gain, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $321,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1999. If not applied, the carryover expires in fiscal 2007.

During the period ended October 31, 1999, the fund decreased accumulated undistributed investment income-net by $2,537 and increased accumulated net realized gain (loss) on investments by $2,437, paid-in capital by $100. Net assets were not affected by this reclassification.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended October 31, 1999 was approximately $4,055,100 with a related weighted average annualized interest rate of 5.30%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .65 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken from December 24, 1998 through October 31, 2000 to reduce the management fee paid by, or reimburse such excess expenses of the fund, to the extent that the fund's aggregate annual expenses (exclusive of taxes, brokerage, interest on borrowings, commitment fees, Rule 12b-1 distribution fees, shareholder servicing fees and expenses and extraordinary expenses) exceed an annual rate of .65 of 1% of the value of the fund's average daily net assets. The expense reimbursement pursuant to the undertaking, amounted to $127,617 during the period ended October 31, 1999.

Dreyfus Service Corporation, a wholly owned subsidiary of the Manager, retained $1,834 during the period ended October 31, 1999, from commissions earned on sales of the fund's shares.

(B)  Under  the  Distribution Plan adopted pursuant to Rule 12b-1 under the Act,
Class    B,    Class    C    and    Class   T   shares   pay   the  Distributor

for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended October 31, 1999, Class B, Class C and Class T shares were charged $216, $11 and $2, respectively, pursuant to the Distribution Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1999, Class A, Class B, Class C and Class T shares were charged $32,877, $72, $4 and $2, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 1999, the fund was charged $2,008 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 1999, the fund was charged $5,540 pursuant to the custody agreement.

(D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(E) During the period ended October 31, 1999, the fund incurred total brokerage commissions of $56,928, of which $8,950 was paid to Dreyfus Brokerage Services, a subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended October 31, 1999, amounted to $47,666,470 and $49,224,089, respectively.

At October 31, 1999, accumulated net unrealized depreciation on investments was $1,360,785, consisting of $218,472 gross unrealized appreciation and $1,579,257 gross unrealized depreciation.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Premier Real Estate Mortgage Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Real Estate Mortgage Fund (one of the funds constituting Dreyfus Debt and Equity Funds) as of October 31, 1999, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Real Estate Mortgage Fund at October 31, 1999, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


New York, New York

December 10, 1999

                                                             The Fund


NOTES

                                                           For More Information

                        Dreyfus Premier Real Estate Mortgage Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 1999 Dreyfus Service Corporation                                  045AR9910



Dreyfus
Short Term
High Yield Fund

ANNUAL REPORT October 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                            22   Report of Independent Auditors

                            23   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                     Short Term High Yield Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Short Term High Yield Fund, covering the 12-month period from November 1, 1998 through October 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Roger King, a member of the Dreyfus Taxable Fixed Income Team.

The past 12 months have been highly volatile for most bonds. Although U.S. Treasury securities began the reporting period in the wake of a rally caused primarily by a "flight to quality" amid the spread of the global financial crisis in overseas markets, most higher yielding sectors of the bond market had declined sharply. The Federal Reserve Board responded to the global financial crisis last fall by reducing short-term interest rates. Its strategy apparently was effective, and the U.S. economy remained strong through the remainder of the
reporting    period.

Because inflation is more likely to rise in a strong economy, the overall bond market -- including U.S. Treasury securities -- declined during the first 10 months of 1999. To help forestall a rise of inflation, the Federal Reserve Board raised short-term interest rates twice during the summer of 1999, effectively reversing most of last fall's interest-rate cuts. Higher interest rates led to some erosion of bond prices, especially among the higher yielding market sectors. In this environment, however, the yields of many higher yielding bonds -- including corporate bonds and U.S. government agency securities -- have recently been quite attractive compared to the yields of U.S. Treasury securities of comparable maturity.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Short Term High Yield Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 1999




DISCUSSION OF FUND PERFORMANCE

Roger King, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Short Term High Yield Fund  perform relative to its benchmark?

For the 12-month period ended October 31, 1999, the fund produced a total return of 3.06% .(1) This compares to a 5.61% return for the fund's benchmark, the Merrill Lynch High-Yield Master II Index for the same period.(2)

Because of its restricted maturity and duration, we also gauge the fund's performance against a shorter term measure: a Dreyfus Customized Limited Term High Yield Index, which produced a 7.19% return for the period.(3) This blended index is composed of four shorter term sub-indices of the Merrill Lynch High-Yield Master II Index.(3)

We attribute the fund's performance largely to our investment strategy. While the fund' s average effective maturity was less than that of the Merrill Lynch Index, its average credit quality was also lower. Pricing for lower quality high yield bonds was generally difficult through most of the 12 months, most notably over the recent few months, as evidenced by the fund' s 0.15% year-to-date return through October 31, 1999. Unfortunately the strength in the market was concentrated in the higher quality credits within the high yield market, as high yield investors generally shunned added credit risk.

What is the fund's investment approach?

The   fund  seeks  to  maximize  current  income  by  investing  in  high  yield fixed-income  securities.  We limit the average effective portfolio maturity and
average   effective   duration   of   the   fund   to   three  years  or  less.

We normally invest most of the fund's assets in fixed-income securities of below investment-grade credit quality. Issuers of below investment-grade securities may be in early stages of development or may have highly leveraged balance
sheets.    To    compensate    the    buyer    for    the     The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

greater risk, these companies must offer higher yields than those offered by more highly rated firms.

Our approach to selecting individual issues is based on careful credit analysis. We thoroughly analyze the business, management, financial strength and competition of each of the companies whose bonds we buy, and then project each issuer's ability to repay its debt.

What other factors influenced the fund's performance?

When the reporting period began, fixed-income investors were concerned that economic weakness in overseas markets might reduce earnings growth for many U.S. companies, including issuers of high yield bonds. It quickly became apparent, however, that these fears were largely unfounded. In fact, the troubled economies of Japan and Southeast Asia strengthened while economic growth in the U.S. barreled ahead. In this environment, the high yield market recovered from the steep drop it experienced in the latter part of 1998, indeed, outperforming most other fixed-income market segments over the first three months of 1999.
This recovery, however, proved short-lived as liquidity pressures and lack of demand brought negative returns back to the high yield market over recent months.

During May and June, investor sentiment shifted away from a concern that the economy might slow to fear that it might grow too quickly and awaken inflationary pressures. As a result of inflation fears, the Federal Reserve Board increased short-term interest rates twice. In response to these rate hikes, the fixed-income market experienced a general decline.

Most importantly, pressure on bond prices continued through the third quarter of 1999. The high yield market has fallen, albeit gradually, to levels seen at the depth of the October 1998 financial crisis. The major force driving the decline has been concern over calendar-year-end liquidity. In anticipation of problems which we believe will likely prove unfounded, investors have stepped up redemptions of high yield mutual funds and fund managers have sold securities in order to have more cash on hand in anticipation of potential further
redemptions.     At    the

same time, institutional investors have, to a large extent, stopped buying and selling, further reducing market liquidity. This has created a market in which a large supply of high yield issues has been met by a weak demand; in such a
market,    bond    prices    inevitably    decline.

What is the fund's current strategy?

We have worked steadily to restructure the fund to protect it from market illiquidity. As a first step, we shortened the fund's effective maturity and duration. Second, our new focus on bonds rated BB has improved the fund's overall credit quality. Third, we continue to place industry focus on more defensive sectors, such as broadcasting and entertainment, which historically have been less volatile in different economic environments. These steps are designed to help us provide shareholders with high levels of current income and limit performance volatility by improving the fund's overall liquidity profile.

November 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: BLOOMBERG L.P. -- THE MERRILL LYNCH HIGH-YIELD MASTER II INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. DOMESTIC AND YANKEE BONDS RATED BELOW INVESTMENT GRADE WITH AT LEAST $100 MILLION PAR AMOUNTS OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY.

(3) SOURCE: BLOOMBERG L.P. -- THE DREYFUS CUSTOMIZED LIMITED TERM HIGH YIELD INDEX IS COMPOSED OF FOUR SUB-INDICES OF THE MERRILL LYNCH HIGH-YIELD MASTER INDEX II. THESE SUB-INDICES, BLENDED AND MARKET WEIGHTED, ARE (I) BB-RATED, 1-3 YEARS, (II) B-RATED 1-3 YEARS, (III) BB-RATED, 3-5 YEARS, AND (IV) B-RATED, 3-5 YEARS. UNLIKE THE DREYFUS CUSTOMIZED LIMITED TERM HIGH YIELD INDEX, WHICH IS COMPOSED OF BONDS RATED NO LOWER THAN "B", THE PORTFOLIO CAN INVEST IN BONDS WITH LOWER CREDIT RATINGS THAN "B" AND AS LOW AS "D."

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Short Term High Yield Fund with the Merrill Lynch High Yield Master II Index and a Customized Limited Term High Yield Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 10/31/99

                                                                      Inception                                       From
                                                                        Date                 1 Year                 Inception
------------------------------------------------------------------------------------------------------------------------------------

Fund                                                                   8/16/96                3.06%                   5.40%

((+))  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS SHORT TERM HIGH YIELD FUND ON 8/16/96 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE MERRILL LYNCH HIGH YIELD MASTER II INDEX (THE "MERRILL INDEX"), AS WELL AS TO A CUSTOMIZED "LIMITED TERM HIGH YIELD INDEX" WHICH HAS BEEN CONSTRUCTED BY THE DREYFUS CORPORATION, EACH OF WHICH IS DESCRIBED BELOW. THE CUSTOMIZED LIMITED TERM HIGH YIELD INDEX HAS BEEN USED BY THE FUND'S PORTFOLIO MANAGER SINCE THE FUND'S INCEPTION AS A BENCHMARK IN MANAGING THE FUND BECAUSE OF THE MATURITY AND DURATION RESTRICTIONS ON THE FUND AND THE LACK OF A REPRESENTATIVE BROAD-BASED SHORTER TERM HIGH-YIELD SECURITIES INDEX. FOR COMPARATIVE PURPOSES, THE VALUE OF EACH INDEX ON 8/31/96 IS USED AS THE BEGINNING VALUE ON 8/16/96. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. THE CUSTOMIZED LIMITED TERM HIGH YIELD INDEX IS CALCULATED ON A YEAR-TO-YEAR BASIS.

THE FUND SEEKS TO ACHIEVE ITS OBJECTIVE BY INVESTING IN HIGH-YIELD SECURITIES, AND BY MAINTAINING AN AVERAGE EFFECTIVE PORTFOLIO MATURITY AND AVERAGE DURATION OF THREE YEARS OR LESS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE MERRILL INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX INCLUDING ALL DOMESTIC AND YANKEE HIGH-YIELD BONDS WITH AT LEAST $100 MILLION PAR AMOUNT OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY. BOTH INTEREST AND PRICE CHANGES ARE CALCULATED DAILY BASED ON AN ACCRUED SCHEDULE AND TRADER PRICING. THE CUSTOMIZED LIMITED TERM HIGH YIELD INDEX IS COMPOSED OF FOUR SUBINDICES OF THE MERRILL INDEX. THESE SUBINDICES, BLENDED AND MARKET WEIGHTED, ARE (I) BB-RATED 1-3 YEARS, (II) B-RATED 1-3 YEARS, (III) BB-RATED 3-5 YEARS, AND (IV) B-RATED 3-5 YEARS. UNLIKE THE CUSTOMIZED LIMITED TERM HIGH YIELD INDEX, WHICH IS COMPOSED OF BONDS RATED NO LOWER THAN "B," THE FUND CAN INVEST IN BONDS WITH LOWER CREDIT RATINGS THAN "B" AND AS LOW AS "D". THE MERRILL INDEX INCLUDES "C"-RATED BONDS. NEITHER INDEX TAKES INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

October 31, 1999

                                                                                              Principal
BONDS AND NOTES--94.1%                                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT & AEROSPACE--2.0%

AM General, Ser. B,

   Sr. Notes, 12.875%, 2002                                                                     912,000                  816,240

Aircraft Lease Portfolio Securitisation 96-1,

  Pass-Through Trust, Ctfs.,

   Cl. D, 12.75%, 2006                                                                          515,872                  510,713

America West Airlines Pass-Through Trust,

  Pass-Through Ctfs.,

   Ser. 1996-1, Cl. D, 8.16%, 2002                                                              181,233                  180,039

Burke Industries,

   Sr. Notes, 9.881%, 2007                                                                    2,000,000  (a)           1,310,000

                                                                                                                       2,816,992

AUTOMOTIVE--3.1%

Aetna Industries,

   Sr. Notes, 11.875%, 2006                                                                   3,000,000                3,352,500

Penda, Ser. B,

   Sr. Notes, 10.75%, 2004                                                                    1,000,000                  965,000

                                                                                                                       4,317,500

BROADCASTING--4.2%

Paxson Communications,

   Sr. Sub. Notes, 11.625%, 2002                                                              4,000,000                4,160,000

Univision Network Holding,

   Sub. Notes, 7%, 2002                                                                       2,550,575                1,808,010

                                                                                                                       5,968,010

BUILDING MATERIALS--1.1%

ICF Kaiser International,

   Sr. Sub. Notes, 13%, 2003                                                                  3,000,000  (b)           1,511,250

BUSINESS SERVICES--3.0%

Corporate Express,

   Conv. Sub. Notes, 4.5%, 2000                                                               2,988,000                2,969,325

Pierce Leahy,

   Sr. Sub. Notes, 11.125%, 2006                                                              1,130,000                1,203,450

                                                                                                                       4,172,775

CABLE TELEVISION-10.3%

Adelphia Communications, Ser. B,

   Sr. Notes, 10.25%, 2000                                                                      600,000                  609,000

Century Communications,

   Sr. Notes, 0%, 2003                                                                        2,000,000                1,440,000

Diamond Cable Communications:

   Sr. Discount Notes, 13.25%, 2004                                                           2,250,000                2,407,500

   Sr. Discount Notes, 0/11.75%, 2005                                                         2,000,000  (c)           1,835,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CABLE TELEVISION (CONTINUED)

Digital Television Service/Capital, Ser. B,

   Sr. Sub. Notes, 12.5%, 2007                                                                2,000,000                2,110,000

Helicon Group,

   Sr. Notes, 11%, 2003                                                                       2,500,000                2,587,500

Net Sat Servicos,

   Sr. Secured Notes, 12.75%, 2001                                                              500,000  (d)             462,500

Pegasus Media & Communications, Ser. B,

   Sr. Sub. Notes, 12.5%, 2005                                                                2,775,000                2,997,000

                                                                                                                      14,448,500

CHEMICALS--2.1%

ISP Holdings, Ser. B,

   Sr. Notes, 9.75%, 2002                                                                     3,000,000                3,030,000

COMMERCIAL MORTGAGE

  PASS-THROUGH CTFS.--2.6%

GS Mortgage Securities II,

   Ser. 1999-FL2A, Cl. G, 7.468%, 2013                                                        2,000,000  (a,e)         1,866,060

Nomura Depositor Trust,

   Ser. 1998-STI, Cl. B2, 9.656%, 2003                                                        2,000,000  (a,e)         1,806,563

                                                                                                                       3,672,623

CONSUMER--5.7%

BPC Holding, Ser. B,

   Sr. Secured Notes, 12.5%, 2006                                                               350,000                  324,625

Hosiery Corp. of America,

   Sr. Sub. Notes, 13.75%, 2002                                                               2,000,000                2,080,000

Sharp Do Brazil,

   Medium-Term Notes, 9.625%, 2000                                                            1,000,000  (f)             352,500

Southland,

   Deb., 5%, 2003                                                                             3,250,000                2,770,625

Sweetheart Cup,

   Sr. Sub. Notes, 9.625%, 2000                                                               2,500,000                2,437,500

                                                                                                                       7,965,250

ENERGY--1.1%

Clark USA, Ser. B,

   Sr. Notes, 10.875%, 2005                                                                   2,000,000                1,590,000


                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENTERTAINMENT--3.2%

American Skiing, Ser. B,

   Sr. Sub. Notes, 12%, 2006                                                                  4,000,000                3,670,000

United Artists Theatres, Ser. B,

   Floating Rate Notes, 10.553%, 2007                                                         4,000,000  (a)             820,000

                                                                                                                       4,490,000

FINANCIAL--1.1%

Imperial Credit Capital Trust I, Ser. A,

   Remarketed Par Securities, 10.25%, 2002                                                    2,000,000                1,588,050

FOOD & BEVERAGES--1.4%

Envirodyne Industries,

   Sr. Notes, 10.25%, 2001                                                                    2,000,000                1,490,000

Sun World International, Ser. B,

   First Mortgage, 11.25%, 2004                                                                 450,000                  453,938

                                                                                                                       1,943,938

FOREST PRODUCTS--4.4%

Maxxam Group Holdings,

   Sr. Secured Notes, 12%, 2003                                                               6,110,000                6,171,100

HEALTH CARE-.8%

EyeCare Centers of America,

   Floating Interest Rate Sub. Term Securities, 9.04%, 2008                                   1,500,000  (a)           1,087,500

INDUSTRIAL--.4%

Applied Extrusion Technology, Ser. B,

   Sr. Notes, 11.5%, 2002                                                                       500,000                  515,000

INSURANCE--2.8%

Reliance Group Holdings,

   Sr. Notes, 9%, 2000                                                                        3,900,000                3,988,526

METALS--5.2%

Northwestern Steel & Wire,

   Sr. Notes, 9.5%, 2001                                                                      2,000,000                  890,000

Oregon Steel Mills,

   First Mortgage, 11%, 2003                                                                  2,448,000                2,509,200

Renco Metals,

   Sr. Notes, 11.5%, 2003                                                                     4,500,000                3,937,500

                                                                                                                       7,336,700

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PACKAGING--1.7%

Stone Container,

   Sr. Notes, 9.875%, 2001                                                                    1,050,000                1,055,250

Vicap, S.A. de C.V.,

   Gtd. Sr. Notes, 10.25%, 2002                                                               1,500,000                1,402,500

                                                                                                                       2,457,750

REAL ESTATE--6.0%

Associated Estates Realty,

   Sr. Notes, 8.375%, 2000                                                                    1,500,000                1,485,354

Meditrust:

   Conv. Notes, 7.5%, 2001                                                                    2,500,000                2,278,125

   Medium-Term Notes, 7.77%, 2002                                                             1,000,000                  930,485

   Notes, 7.6%, 2001                                                                            395,000                  376,663

Rockefeller Center Properties,

   Conv. Deb., 0%, 2000                                                                       4,000,000                3,360,000

                                                                                                                       8,430,627

RETAIL--.7%

Cafeteria Operators

  (Gtd. by Furrs/Bishops Specialty Group),

   Sr. Secured Notes, 12%, 2001                                                               1,000,000                  970,000

SUPERMARKETS--.7%

Pathmark Stores,

   Discount Notes, 0/10.75%, 2003                                                             1,000,000  (c)             980,000

TECHNOLOGY--1.8%

Baan,

   Conv. Sub. Notes, 4.5%, 2001                                                               3,000,000                2,512,500

TELECOMMUNICATION/CARRIERS--2.8%

GST USA,

   Sr. Discount Notes, 0/13.875%, 2005                                                        1,000,000  (c)             765,000

Orion Network Systems,

   Sr. Discount Notes, 0/12.5%, 2007                                                          7,000,000  (c)           3,115,000

                                                                                                                       3,880,000

TEXTILES--2.7%

Sassco Fashions,

   Sr. Notes, 12.75%, 2004                                                                    3,317,519                3,217,994

Texfi Industries,

   Sr. Sub. Deb., 8.75%, 1999                                                                 2,500,000  (b)             550,000

                                                                                                                       3,767,994

TRANSPORTATION-10.5%

Eletson Holdings,

   First Pfd. Ship Mortgage Notes, 9.25%, 2003                                                  850,000                  769,250


                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION (CONTINUED)

International Shipholding,

   Sr. Notes, 9%, 2003                                                                        3,000,000                2,985,000

MTL, Ser. B,

  Floating Interest Rate Sub. Term Securities,

   10.32%, 2006                                                                               3,000,000  (a)           2,655,000

OMI,

   Sr. Notes, 10.25%, 2003                                                                    2,000,000                2,025,000

Petro Stopping Centers/Financial,

   Sr. Notes, 10.5%, 2007                                                                     2,000,000                1,930,000

Union Pacific,

   Sub. Deb, 5.5%, 2033                                                                       3,068,000                2,234,134

ValuJet,

   Sr. Notes, 10.25%, 2001                                                                    2,450,000                2,143,750

                                                                                                                      14,742,134

UTILITIES--.1%

Hidroelectrica Piedra Aguila,

   Medium-Term Notes, 10.625%, 2001                                                             500,000  (b)             201,250

WIRELESS COMMUNICATIONS--12.6%

Clearnet Communications,

   Sr. Discount Notes, 0/14.75%, 2005                                                         2,000,000  (c)           1,902,500

Comunicacion Celular,

   Sr. Discount Notes, 0/14.125%, 2005                                                        2,500,000  (c,e)         1,268,750

Dial Call Communications,

   Sr. Notes, 10.25%, 2005                                                                    2,791,000                2,860,775

Microcell Telecommunications, Ser. B,

   Sr. Discount Notes, 0/14%, 2006                                                            5,000,000  (c)           4,125,000

Mobile Telecommunications,

   Sr. Notes, 13.5%, 2002                                                                     1,200,000                1,365,000

Occidente y Caribe Celular, Ser. B,

   Sr. Discount Notes, 0/14%, 2004                                                            5,000,000  (c)           2,637,500

Pagemart Nationwide,

   Sr. Discount Notes, 0/15%, 2005                                                            2,495,000  (c)           2,183,125

WinStar Communications,

   Sr. Discount Notes, 0/14%, 2005                                                            1,600,000  (c)           1,416,000

                                                                                                                      17,758,650

TOTAL BONDS AND NOTES

   (cost $155,912,678)                                                                                               132,314,619

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


COMMON STOCKS--.1%                                                                               Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER--.0%

Discovery Zone (warrants)                                                                         1,000  (e,g)                 1

Discovery Zone, Cl. A, (warrants)                                                                 5,100  (e,g)                 5

Discovery Zone, Cl. B, (warrants)                                                                 5,100  (e,g)                 5

Signature Brands (warrants)                                                                         750  (e,g)                --

Sun International Hotels                                                                            198  (e,g)             4,009

                                                                                                                           4,020

WIRELESS COMMUNICATIONS--.1%

Comunicacion Celular warrants                                                                     1,500  (e,g)            90,188

TOTAL COMMON STOCKS

   (cost $151,136)                                                                                                        94,208
------------------------------------------------------------------------------------------------------------------------------------


PREFERRED STOCKS--1.3%
------------------------------------------------------------------------------------------------------------------------------------

BROADCASTING--1.2%

Spanish Broadcasting System:

   Ser. A, Cum., $142.50                                                                            229                  243,885

   Ser. A, Cum., $142.50                                                                          1,315  (e)           1,400,475

                                                                                                                       1,644,360

ENERGY--.1%

Contour Energy,

   Cum. Conv., $2.625                                                                            34,700  (g)             138,800

TOTAL PREFERRED STOCKS

   (cost $2,540,075)                                                                                                   1,783,160


                                                                                              Principal
SHORT-TERM INVESTMENTS--2.3%                                                                 Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER;

Transamerica Financial,

  5.34%, 11/1/1999

   (cost $3,295,000)                                                                          3,295,000                3,295,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $161,898,889)                                                             97.8%              137,486,987

CASH AND RECEIVABLES (NET)                                                                         2.2%                3,126,183

NET ASSETS                                                                                       100.0%              140,613,170

(A) VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(B) NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(C) ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE
BECOMES EFFECTIVE UNTIL MATURITY.

(D) REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED
MATURITY IS 8/5/2004.

(E) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT OCTOBER 31, 1999, THESE
SECURITIES AMOUNTED TO $6,436,056 OR 4.6% OF NET ASSETS.

(F) REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED
MATURITY IS 10/30/2005.

(G) NON-INCOME PRODUCING SECURITY.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           161,898,889   137,486,987

Interest and dividends receivable                                     3,290,421

Receivable for investment securities sold                               420,930

Prepaid expenses and other assets                                        18,401

                                                                    141,216,739
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            98,808

Due to Distributor                                                       30,542

Cash overdraft due to Custodian                                         262,756

Payable for shares of Beneficial Interest redeemed                      158,918

Accrued expenses                                                         52,545

                                                                        603,569
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      140,613,170
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     176,702,652

Accumulated undistributed investment income--net                        207,747

Accumulated net realized gain (loss) on investments                (11,885,327)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                          (24,411,902)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      140,613,170
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                      13,230,429

NET ASSET VALUE, offering and redemption price per share ($)              10.63

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                            19,697,938

Cash dividends                                                         194,854

TOTAL INCOME                                                        19,892,792

EXPENSES:

Management fee--Note 3(a)                                            1,115,088

Shareholder servicing costs--Note 3(b)                                 594,401

Interest expense--Note 2                                               167,281

Professional fees                                                       43,992

Registration fees                                                       34,985

Prospectus and shareholders' reports                                    25,306

Custodian fees--Note 3(b)                                               16,162

Trustees' fees and expenses--Note 3(c)                                  11,186

Miscellaneous                                                           12,603

TOTAL EXPENSES                                                       2,021,004

INVESTMENT INCOME--NET                                              17,871,788
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (9,919,365)

Net unrealized appreciation (depreciation) on investments          (1,835,044)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (11,754,409)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 6,117,379

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                         Year Ended October 31,
                                                    ----------------------------

                                                     1999                1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         17,871,788           19,007,204

Net realized gain (loss) on investments       (9,919,365)          (1,959,796)

Net unrealized appreciation (depreciation)
   on investments                             (1,835,044)         (22,833,877)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   6,117,379           (5,786,469)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                       (17,829,858)         (18,947,207)

Net realized gain on investments                       --          (1,405,597)

TOTAL DIVIDENDS                              (17,829,858)         (20,352,804)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                 128,889,888          248,552,018

Dividends reinvested                           11,014,692           14,395,569

Cost of shares redeemed                     (164,056,826)        (207,057,502)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS          (24,152,246)           55,890,085

TOTAL INCREASE (DECREASE) IN NET ASSETS      (35,864,725)           29,750,812
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           176,477,895          146,727,083

END OF PERIOD                                 140,613,170          176,477,895

Undistributed investment income--net              207,747              165,817
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    11,336,857           19,465,771

Shares issued for dividends reinvested            981,803            1,140,837

Shares redeemed                              (14,528,971)         (16,472,534)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (2,210,311)           4,134,074

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                           Year Ended October 31,
                                                                     -----------------------------------------------------------

                                                                     1999             1998             1997          1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                11.43            12.98            12.69            12.50

Investment Operations:

Investment income--net                                               1.16             1.22             1.29              .26

Net realized and unrealized gain (loss)
   on investments                                                   (.80)           (1.44)              .34              .19

Total from Investment Operations                                      .36            (.22)             1.63              .45

Distributions:

Dividends from investment income--net                              (1.16)           (1.21)           (1.29)            (.26)

Dividends from net realized gain on
   investments                                                         --            (.12)            (.05)               --

Total Distributions                                                (1.16)           (1.33)           (1.34)            (.26)

Net asset value, end of period                                      10.63            11.43            12.98            12.69
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                     3.06           (2.18)            13.38         17.02(b)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average
   net assets                                                        1.08             1.06             1.09           .92(b)

Ratio of interest expense to average
   net assets                                                         .10              .12              .22               --

Ratio of net investment income
   to average net assets                                            10.42             9.58            10.02          9.76(b)

Decrease reflected in above expense ratios
   due to undertakings by the Manager                                  --               --              .02          1.62(b)

Portfolio Turnover Rate                                             64.80            71.00           102.59         77.79(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                             140,613          176,478          146,727           18,779

(A)  FROM AUGUST 16, 1996 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1996.

(B)  ANNUALIZED.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Short Term High Yield Fund (the "fund") is a separate diversified series of Dreyfus Debt and Equity Funds (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund's investment objective is to provide high current income. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, matu-

rity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized
cost,    which    approximates    value.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $13,338 during the period ended October 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $11,879,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1999. If not applied, $1,960,000 of the carryover expires in fiscal 2006 and $9,919,000 expires in fiscal 2007.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended October 31, 1999 was approximately $3,242,700, with a related weighted average annualized interest rate of 5.16%.

NOTE 3--Management Fee and Other Transactions  With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .65 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1999, the fund was charged $428,880 pursuant to the Shareholder Services Plan.

The  fund  compensates  Dreyfus Transfer, Inc., a wholly-owned subsidiary of the
Manager,   under  a  transfer  agency  agreement  for  providing  personnel  and
facilities    to    perform    transfer    agency    services    for    the

fund. During the period ended October 31, 1999, the fund was charged $100,483 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 1999, the fund was charged $16,162 pursuant to the custody agreement.

(C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended October 31, 1999, amounted to $105,683,042 and $129,018,474, respectively.

At  October 31, 1999, accumulated net unrealized depreciation on investments was
$24,411,902,   consisting   of   $378,797   gross  unrealized  appreciation  and
$24,790,699 gross unrealized depreciation.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Short Term High Yield Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Short Term High Yield Fund (one of the funds constituting Dreyfus Debt and Equity Funds) as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Short Term High Yield Fund at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


New York, New York

December 10, 1999



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates 1.068% of the ordinary dividends paid during the fiscal year ended October 31, 1999 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2000 of the percentage applicable to the
preparation    of    their    1999    income    tax    returns.

                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus Short Term High Yield Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation                                  044AR9910